===============================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                  FORM N-1A




                  REGISTRATION STATEMENT (N0. 33-1569) UNDER
                          THE SECURITIES ACT OF 1933
                         PRE-EFFECTIVE AMENDMENT NO. X
                        POST-EFFECTIVE AMENDMENT NO. 12
                                      AND

              REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                 ACT OF 1940
                                AMENDMENT NO. 15




                             VANGUARD CALIFORNIA
                                TAX-FREE FUND
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)



                           100 VANGUARD BOULEVARD,
                            MALVERN, PA 19355-0741
                   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)



                 REGISTRANT'S TELEPHONE NUMBER (610) 669-1000


                        RAYMOND J. KLAPINSKY, ESQUIRE
                                 P.O. BOX 876
                            VALLEY FORGE, PA 19482



     It is hereby requested that this filing become effective on March 29, 1996, pursuant to paragraph (b) of Rule 485 of the Securities Act of 1933.



     Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective*.



     Registrant elects to register an indefinite number of shares pursuant to Regulation 24f-2 under the Investment Company Act of 1940. Registrant filed its Rule 24f-2 Notice for the year ended November 30, 1995 on January 25, 1996.



===============================================================================

                      VANGUARD CALIFORNIA TAX-FREE FUND

                            CROSS-REFERENCE SHEET

 Form N-1A
Item Number                                                      Location in Prospectus
Item 1.           Cover Page ...........................         Cover Page
Item 2.           Synopsis  ............................         Not Applicable
Item 3.           Condensed Financial Information  .....         Financial Highlights
Item 4.           General Description of Registrant ....         Investment Objective; Investment
                                                                 Limitations; Investment Policies;
                                                                 General Information
Item 5.           Management of the Fund ..............          Management of the Fund;
                                                                 Investment Adviser
Item 6.           Capital Stock and Other Securities  ..         Opening an Account and Purchasing Shares;
                                                                 Selling Your Shares; The Share Price of
                                                                 Each Portfolio; Dividends,
                                                                 Capital Gains and Taxes; General
                                                                 Information
Item 7.           Purchase of Securities Being Offered ..        Cover Page; Opening an Account and
                                                                 Purchasing Shares
Item 8.           Redemption or Repurchase  .............        Selling Your Shares
Item 9.           Pending Legal Proceedings  ............        Not Applicable


 Form N-1A                                                       Location in Statement
Item Number                                                      of Additional Information

Item 10.          Cover Page  ...........................        Cover Page
Item 11.          Table of Contents .....................        Cover Page
Item 12.          General Information and History  ......        Management of the Fund
Item 13.          Investment Objective and Policies  ....        Investment Limitations
Item 14.          Purchase of Securities Being Offered ..        Management of the Fund; Investment
                                                                 Management
Item 15.          Control Persons and Principal Holders of
                  Securities   ...........................       Management of the Fund
Item 16.          Investment Advisory and Other Services..       Management of the Fund; Investment
                                                                 Manager
Item 17.          Brokerage Allocation ...................       Not Applicable
Item 18.          Capital Stock and Other Securities  ....       Financial Statements
Item 19.          Purchase, Redemption and Pricing of
                  Securities Being Offered   .............       Purchase of Shares; Redemption of
                                                                 Shares
Item 20.          Tax Status   ...........................       Appendix
Item 21.          Underwriters  ..........................       Not Applicable
Item 22.          Calculations of Yield Quotations of
                  Money Market Fund  .....................      Calculation of Yield
Item 23.          Financial Statements  ..................      Financial Statements

===============================================================================
  Vanguard
 CALIFORNIA
TAX-FREE FUND                                  A Member of The Vanguard Group
===============================================================================
PROSPECTUS-March 29, 1996
-------------------------------------------------------------------------------
NEW ACCOUNT INFORMATION: Investor Information Department-1-800-662-7447 (SHIP)
-------------------------------------------------------------------------------
SHAREHOLDER ACCOUNT SERVICES: Client Services Department-1-800-662-2739 (CREW)
-------------------------------------------------------------------------------
INVESTMENT
OBJECTIVE AND
POLICIES            Vanguard California Tax-Free Fund (the "Fund") is an
                    open-end non-diversified investment company that seeks to
                    provide income that is exempt from federal and California
                    State personal income taxes. The Fund will invest
                    primarily in securities issued by California state and
                    local governments and public financing authorities, but
                    may also invest in securities of issuers other than
                    California and its political subdivisions. Although the
                    Fund invests in high-quality instruments, the shares of
                    the Fund are not insured or guaranteed by the U.S.
                    Government. The Fund consists of a Money Market Portfolio, an Insured Intermediate-Term Portfolio and an Insured
                    Long-Term Portfolio, each of which has distinct investment objectives and policies. The Portfolios are available only to California residents. The Money Market Portfolio seeks
                    to maintain, but does not guarantee, a constant net asset
                    value of $1.00 per share.
-------------------------------------------------------------------------------
OPENING AN
ACCOUNT             Please complete and return the Account Registration Form.
                    If you need assistance in completing this Form, please
                    call the Investor Information Department, Monday through
                    Friday, from 8:00 a.m. to 9:00 p.m. and Saturday, from
                    9:00 a.m. to 4:00 p.m. (Eastern time). The minimum initial investment is $3,000 for each Portfolio or $1,000 for
                    Uniform Gifts/Transfers to Minors Act accounts. The Fund
                    is offered on a no-load basis (i.e., there are no sales
                    commissions or 12b-1 fees). However, the Fund incurs
                    expenses for investment advisory, management,
                    administrative, and distribution services.
-------------------------------------------------------------------------------
ABOUT THIS
PROSPECTUS          This Prospectus is designed to set forth concisely the
                    information that you should know about the Fund before you invest. It should be retained for future reference. A
                    "Statement of Additional Information" containing
                    additional information about the Fund has been filed with
                    the Securities and Exchange Commission. This Statement is
                    dated March 29, 1996, and has been incorporated by
                    reference into this Prospectus. It may be obtained,
                    without charge, by writing to the Fund or by calling the
                    Investor Information Department.
-------------------------------------------------------------------------------

TABLE OF CONTENTS
                                               Page
Highlights .................................      2
Fund Expenses ..............................      5
Financial Highlights .......................      6
Yield and Total Return .....................      8

              FUND INFORMATION
Investment Objective .......................      9
Investment Policies ........................      9
Investment Risks ...........................     12
Who Should Invest ..........................     15
How to Compare Tax-Free and Taxable Yields .     16
Implementation of Policies .................     17
Investment Limitations .....................     21
Management of the Fund .....................     22
Investment Adviser .........................     23
Dividends, Capital Gains and Taxes .........     23
The Share Price of Each
  Portfolio  ................................    25
General Information ........................     27

              SHAREHOLDER GUIDE
Opening an Account and
  Purchasing Shares  ........................    28
When Your Account Will Be Credited .........     31
Selling Your Shares ........................     32
Exchanging Your Shares .....................     35
Important Information About Telephone
  Transactions  .............................    36
Transferring Registration ..................     37
Other Vanguard Services ....................     37
-------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
-------------------------------------------------------------------------------

                                 HIGHLIGHTS
OBJECTIVE AND
POLICIES Vanguard California Tax-Free Fund (the "Fund") is a no-load, open-end non- diversified investment company whose objective is to provide investors with income that is exempt from federal and California personal income taxes. The Fund consists of three separate Portfolios, each of which invests in California municipal securities within prescribed maturity and quality standards. There is no assurance, however, that the Fund will achieve its
                    stated objective.                                   Page 9


-------------------------------------------------------------------------------
THREE SEPARATE
PORTFOLIOS          Investors may choose from three separate Portfolios of the
                    Fund:

                    Money Market Portfolio--invests in high-quality California municipal securities with a dollar-weighted average maturity of 90 days or less and seeks to maintain a stable $1.00 share price. An investment in the Money Market Portfolio is neither insured nor guaranteed by the U.S. Government, and there is no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share.

                    Insured Intermediate-Term Portfolio--invests in insured California municipal securities with a dollar-weighted average maturity of 7 to 12 years.

                    Insured Long-Term Portfolio--invests in insured California municipal securities with a dollar-weighted average
                    maturity of 15 to 25 years.                          Page 9
-------------------------------------------------------------------------------
RISK
CHARACTERISTICS     The three Portfolios of the Fund differ significantly in
                    terms of interest rate risk. Interest rate risk is the potential for fluctuations in the principal value of a bond investment caused by changes in market interest rates. It depends chiefly on the average maturity of a Portfolio's securities.


                    The Money Market Portfolio, which is expected to maintain
                    a stable $1.00 share price, provides minimal exposure to interest rate risk. In contrast, share prices of the Insured Intermediate-Term and Insured Long-Term Portfolios will generally fluctuate as interest rates change. In relative terms, share price fluctuations are expected to be medium for the Insured Intermediate-Term Portfolio and
                    high for the Insured Long-Term Portfolio.           Page 12
-------------------------------------------------------------------------------

THE VANGUARD
GROUP The Fund is a member of The Vanguard Group of Investment Companies, a group of more than 30 investment companies with more than 90 distinct investment portfolios and total assets in excess of $190 billion. The Vanguard Group, Inc. ("Vanguard"), a subsidiary jointly owned by the Vanguard Funds, provides all corporate management, administrative, distribution and shareholder accounting services on an
                    at-cost basis to the Funds in the Group.           Page 22
-------------------------------------------------------------------------------
INVESTMENT
ADVISER The Fund receives investment advisory services on an at-cost basis from an experienced investment management staff employed directly by Vanguard. As a result, the Fund receives its investment advisory services at a substantially lower cost than would be possible if the
                    Fund paid an investment advisory fee to an external
                    investment adviser.                                Page 23
-------------------------------------------------------------------------------

DIVIDEND POLICY     Each Portfolio declares a dividend based on its ordinary
                    income each business day. Dividends are paid monthly and
                    may be received in cash or reinvested in additional
                    shares.                                            Page 23
-------------------------------------------------------------------------------
TAXES               Shareholders pay no federal or California personal income
                    taxes on tax-exempt dividends paid by the Fund's
                    Portfolios. Capital gains distributions from the Fund are
                    subject to federal income tax, as well as state and local
                    taxes if applicable. However, part or all of any gain
                    realized by the Fund on the disposition of securities
                    purchased at a market discounted price above a certain
                    nominal or de minimus amount will be subject to federal
                    income tax as ordinary income (see page 17). Although the
                    Fund seeks to avoid taxable income, shareholders would be
                    responsible for any taxes due if taxable income were
                    realized. Also, while not presently the case, it is
                    possible that a portion of the tax-exempt dividends paid
                    by the Fund may be a tax preference item for purposes of
                    the alternative minimum tax.                       Page 23
-------------------------------------------------------------------------------
PURCHASING
SHARES              If you are a California resident, you may purchase shares
                    by mail, wire or exchange from another Vanguard Fund. The
                    minimum initial investment is $3,000 per Portfolio; the
                    minimum for subsequent investments is $100. There are no
                    sales commissions or 12b-1 fees.                   Page 28
-------------------------------------------------------------------------------
SELLING SHARES      You may redeem shares of each Portfolio by mail,
                    telephone, wire or check. There is no charge for
                    redemptions, except for wire withdrawals under $5,000,
                    which are subject to a $5 charge. (Your bank may also
                    impose a fee upon receipt of a wire.) Each Portfolio's
                    share price (except the Money Market Portfolio's) is
                    expected to fluctuate, and may at redemption be more or
                    less than at the time of initial purchase, resulting in a
                    gain or loss.                                      Page 32
-------------------------------------------------------------------------------
SERVICES TO
SHAREHOLDERS        The Fund offers free checkwriting services (minimum $250
                    per check) for easy access to your Fund account.   Page 32

                    The Fund also offers special services, including Direct
                    Deposit, for deposit of payroll checks into your Fund
                    account; Fund Express, for electronic transfers between
                    the Fund and your bank account; Dividend Express, for
                    electronic transfer of your Fund dividends to your bank
                    account; and Tele-Account, for 24-hour telephone access to your Fund account balance and certain transactions. Page 37
-------------------------------------------------------------------------------
SPECIAL
CONSIDERATIONS      (1) The value of a Portfolio's municipal securities is
                    expected to fluctuate inversely with interest rates. In
                    general, if interest rates rise, municipal bond prices
                    fall; if interest rates fall, bond prices rise. In
                    addition, for a given change in interest rates, bonds of
                    longer maturities fluctuate more in value than bonds of
                    shorter maturities. Thus, you should expect that each
                    Portfolio's share price (except the Money Market
                    Portfolio's) will vary as interest rates change, and that
                    a Portfolio with a longer maturity will fluctuate more
                    than a Portfolio with a shorter maturity.          Page 12

                    (2) From time to time Congress has considered proposals to restrict or eliminate the tax-exempt status of municipal securities. If such proposals were enacted in the future, each Portfolio would reconsider its investment objectives
                    and policies.                                       Page 9

                    (3) Each Portfolio (except the Money Market Portfolio) may invest a portion of its assets in futures contracts and
                    options.                                           Page 20

                    (4) The Money Market and Insured Long-term Portfolios may invest up to 20% of their assets in short-term non-California municipal securities or in taxable short-term securities. The Intermediate Portfolio may invest up to 35% of its assets in such securities. Page 9

                    (5) Each Portfolio may purchase municipal obligations on a when-issued basis. Securities purchased on a when-issued basis may decline or appreciate in market value prior to
                    their actual delivery to a Portfolio.              Page 19

                    (6) Each Portfolio may lend its investment securities.
                                                                       Page 19

                    (7) Each Portfolio may invest in municipal lease
                    obligations.                                       Page 20
-------------------------------------------------------------------------------

FUND EXPENSES       The following table illustrates all expenses and fees that you would incur as a shareholder of the Fund. The expenses and fees set forth in the table are for the 1995 fiscal
                    year.
                                                          Insured
                                                Money   Intermediate-  Insured
                                               Market       Term      Long-Term
Shareholder Transaction Expenses              Portfolio   Portfolio   Portfolio
-------------------------------------------------------------------------------
Sales Load Imposed on Purchases  ........       None        None         None
Sales Load Imposed on Reinvested
  Dividends .............................       None        None         None
Redemption Fees*  .......................       None        None         None
Exchange Fees  ..........................       None        None         None



                                                           Insured
                                                Money   Intermediate-  Insured
                                               Market        Term     Long-Term
Annual Fund Operating Expenses                Portfolio   Portfolio   Portfolio
-------------------------------------------------------------------------------
Management & Administrative Expenses  ...        0.15%       0.16%      0.16%
Investment Advisory Expenses  ...........        0.01        0.01       0.01
12b-1 Fees  .............................        None        None       None
Other Expenses
 Distribution Costs  ....................        0.03        0.02       0.02
 Miscellaneous Expenses  ................        0.01        0.02       0.01
 Fund Insurance  ........................        None        0.00       0.00
                                              --------   ---------    -------
Total Other Expenses  ...................        0.04%       0.04%      0.03%
                                              --------   ---------    -------
  Total Operating Expenses  .............        0.20%       0.21%      0.20%
                                              ========   =========    =======

                    *Wire redemptions under $5,000 are subject to a $5 processing fee.

                    The purpose of this table is to assist you in
                    understanding the various costs and expenses that you
                    would bear directly or indirectly as an investor in the Fund. The following example illustrates the expenses that you would incur on a $1,000 investment over various periods, assuming (1) a 5% annual rate of return and (2) redemption at the end of each period. As noted in the table above, the Fund charges no redemption fees of any
                    kind.
                                        1 Year   3 Years   5 Years    10 Years
                                       -------- ---------  --------- ----------
Money Market Portfolio  ............      $2       $6        $11        $26
Insured Intermediate-Term Portfolio       $2       $7        $12        $27
Insured Long-Term Portfolio  .......      $2       $6        $11        $26

                    This example should not be considered a representation of past or future expenses or performance. Actual expenses may be higher or lower than those shown.


-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
FINANCIAL
HIGHLIGHTS          The following financial highlights for a share outstanding throughout each period, insofar as they relate to each of the five years in the period ended November 30, 1995, have been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and notes thereto, which, together with the remaining portions of the Fund's 1995 Annual
                    Report to Shareholders, are incorporated by reference in the Statement of Additional Information and this Prospectus, and which appear, along with the report of Price Waterhouse LLP, in the Fund's 1995 Annual Report to
                    Shareholders. For a more complete discussion of the Fund's performance, please see the Fund's 1995 Annual Report to Shareholders which may be obtained without charge by writing to the Fund or by calling our Investor Information
                    Department at 1-800-662-7447.

                                               -----------------------------------------------
                                                          MONEY MARKET PORTFOLIO
                                               -----------------------------------------------

                                                          Year Ended November 30,
                                               -----------------------------------------------
                                                 1995       1994          1993        1992
----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
   Period .................................     $ 1.00     $ 1.00        $ 1.00      $ 1.00
                                                ------     ------        ------      ------
Investment Operations
   Net Investment Income ..................       .036       .026          .024        .029
   Net Realized and Unrealized Gain
     (Loss) on Investments ................         --         --            --          --
                                                ------     ------        ------      ------
     Total from Investment
       Operations .........................       .036       .026          .024        .029
----------------------------------------------------------------------------------------------
        Distributions
   Dividends from Net Investment
     Income ...............................      (.036)     (.026)        (.024)      (.029)
   Distributions from Realized
     Capital Gains ........................         --         --            --          --
                                                ------     ------        ------      ------
     Total Distributions ..................      (.036)     (.026)        (.024)      (.029)
----------------------------------------------------------------------------------------------
Net Asset Value, End of Period ............     $ 1.00     $ 1.00        $ 1.00      $ 1.00
==============================================================================================
Total Return ..............................       3.69%      2.59%         2.40%       2.97%
==============================================================================================
Ratios/Supplemental Data
Net Assets, End of Period (Millions)            $1,202     $1,159        $1,006      $  794
Ratio of Expenses to Average Net
   Assets .................................        .20%+      .19%          .19%        .24%
Ratio of Net Investment Income to
   Average Net Assets .....................        3.61%     2.57%         2.37%       2.92%
Portfolio Turnover Rate ...................         N/A       N/A           N/A         N/A


                                          -----------------------------------------------------
                                                           MONEY MARKET PORTFOLIO
                                          -----------------------------------------------------
                                                  Year Ended November 30,             June 1**
                                          ---------------------------------------       to
                                                                                      Nov. 30,
                                          1991       1990       1989       1988         1987
-----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
   Period ...........................   $ 1.00     $ 1.00     $ 1.00     $ 1.00       $ 1.00
                                        ------     ------     ------     ------       ------
Investment Operations
   Net Investment Income ............     .043       .054       .060       .049         .020
   Net Realized and Unrealized Gain
     (Loss) on Investments  .........       --         --         --         --           --
                                        ------     ------     ------     ------       ------
     Total from Investment
       Operations  ..................     .043       .054       .060       .049         .020
-----------------------------------------------------------------------------------------------
        Distributions
   Dividends from Net Investment
     Income  ........................    (.043)     (.054)     (.060)     (.049)       (0.20)
   Distributions from Realized
     Capital Gains  .................       --         --         --         --           --
                                        ------     ------     ------     ------       ------
     Total Distributions ............    (.043)     (.054)     (.060)     (.049)       (.020)
-----------------------------------------------------------------------------------------------
Net Asset Value, End of Period  .....    $1.00      $1.00      $1.00      $1.00        $1.00
===============================================================================================
Total Return  .......................     4.44%      5.59%      6.19%      5.06%        2.23%
===============================================================================================
Ratios/Supplemental Data
Net Assets, End of Period (Millions)      $759       $723       $540       $290          $71
Ratio of Expenses to Average Net
   Assets ...........................      .24%       .25%       .22%       .26%         .33%*
Ratio of Net Investment Income to
   Average Net Assets ...............     4.32%      5.43%      5.99%      5.02%        4.04%*
Portfolio Turnover Rate  ............      N/A        N/A        N/A        N/A          N/A

 *Annualized.
**Commencement of operations.
 +Effective in fiscal 1995, does not include reductions from directed brokerage and custodian fee offset arrangements.




                                      -----------------------------------------------
                                              INSURED LONG-TERM PORTFOLIO
                                      -----------------------------------------------

                                                Year Ended November 30,
                                      -----------------------------------------------
                                         1995       1994         1993        1992
-------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period    $9.92      $11.30      $10.89      $10.43
                                        -----      ------      ------      ------
Investment Operations
   Net Investment Income ............    .602        .604        .604        .633
   Net Realized and Unrealized Gain
     (Loss) on Investments  .........   1.350      (1.228)       .609        .464
                                        -----      ------      ------      ------
         Total from Investment
           Operations  ..............   1.952       (.624)      1.213       1.097
-------------------------------------------------------------------------------------
         Distributions
   Dividends from Net Investment
     Income  ........................   (.602)      (.604)      (.604)      (.633)
   Distributions from Realized
     Capital Gains  .................      --       (.152)      (.199)      (.004)
                                        -----      ------      ------      ------
      Total Distributions ...........   (.602)      (.756)      (.803)      (.637)
-------------------------------------------------------------------------------------
Net Asset Value, End of Period  .....  $11.27       $9.92      $11.30      $10.89
=====================================================================================
Total Return  .......................   20.11%      (5.88)%     11.53%      10.81%
=====================================================================================
Ratios/Supplemental Data
Net Assets, End of Period (Millions)     $975        $834      $1,074        $828
Ratio of Expenses to Average Net
   Assets ...........................     .20%(1)     .19%        .19%        .24%
Ratio of Net Investment Income to
   Average Net Assets ...............    5.59%       5.60%       5.38%       5.92%
Portfolio Turnover Rate  ............      23%         28%         27%         54%

                                          ------------------------------------------------------------------
                                                             INSURED LONG-TERM PORTFOLIO
                                          ------------------------------------------------------------------
                                                           Year Ended November 30,               April 7**
                                          -----------------------------------------------------      to
                                                                                                  Nov. 30,
                                          1991       1990       1989       1988         1987        1987
------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period     $10.22     $10.19      $9.71      $9.26      $10.47       $10.00
                                       --------   --------    --------   -------   ---------     --------
Investment Operations
   Net Investment Income ............      .644       .660       .671       .656        .668         .412
   Net Realized and Unrealized Gain
     (Loss) on Investments  .........      .210       .030       .480       .450      (1.210)        .481
                                       --------   --------    --------   -------   ---------     --------
         Total from Investment
           Operations  ..............      .854       .690      1.151      1.106       (.542)        .893
  ------------------------------------------------------------------------------------------------------------
        Distributions
   Dividends from Net Investment
     Income  ........................     (.644)     (.660)     (.671)     (.656)      (.668)       (.412)
   Distributions from Realized
     Capital Gains  .................        --         --         --         --          --        (.011)
                                       --------   --------    --------   -------   ---------     --------
      Total Distributions ...........     (.644)     (.660)     (.671)     (.656)      (.668)       (.423)
------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period  .....    $10.43     $10.22     $10.19      $9.71       $9.26       $10.47
============================================================================================================
Total Return  .......................      8.61%      7.06%     12.16%     12.22%      (5.25)%       9.47%
============================================================================================================
Ratios/Supplemental Data
Net Assets, End of Period (Millions)       $629       $385       $260       $126         $89          $76
Ratio of Expenses to Average Net
   Assets ...........................       .25%+      .26%+      .24%+      .30%+       .31%+        .33%+*
Ratio of Net Investment Income to
   Average Net Assets ...............      6.24%      6.57%      6.67%      6.83%       6.86%        6.65%*
Portfolio Turnover Rate  ............        19%         6%         3%         4%         37%          12%

  *Annualized.
  +Insurance Expenses Represent .01%, .01%, .02%, .02%, .03%, and .03%
   respectively and/or less than 0.01% in 1992, 1993, 1994, and 1995. **Commencement of operations.

(1)Effective in fiscal 1995, does not include reductions from directed brokerage and custodian fee offset arrangements.



                                                        -----------------------------------
                                                        INSURED INTERMEDIATE-TERM PORTFOLIO
                                                        -----------------------------------
                                                            Year Ended        March 4**
                                                           November 30,    to November 30,
                                                               1995             1994
-------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period  .................        $9.64           $10.00
                                                          -----------       ----------
Investment Operations
   Net Investment Income ..............................         .511             .346
   Net Realized and Unrealized Gain (Loss) on
     Investments  .....................................         .800            (.360)
                                                          -----------        ----------
          Total from Investment Operations  ...........        1.311            (.014)
-------------------------------------------------------------------------------------------
          Distributions
   Dividends from Net Investment Income ...............        (.511)           (.346)
   Distributions from Realized Capital Gains ..........           --               --
                                                          -----------       ----------
      Total Distributions .............................        (.511)           (.346)
-------------------------------------------------------------------------------------------
Net Asset Value, End of Period  .......................       $10.44            $9.64
===========================================================================================
Total Return  .........................................        13.88%           (0.19)%
===========================================================================================
Ratios/Supplemental Data
Net Assets, End of Period (Millions)  .................         $206             $100
Ratio of Expenses to Average Net Assets  ..............          .21%+            .19%*
Ratio of Net Investment Income to Average Net Assets  .         5.05%            4.97%*
Portfolio Turnover Rate  ..............................           11%               6%

  *Annualized.
 **Commencement of operations.
  +Effective in fiscal 1995, does not include reductions from directed brokerage and custodian fee offset arrangements.
-------------------------------------------------------------------------------

YIELD AND
TOTAL RETURN        From time to time a Portfolio of the Fund may advertise
                    its yield and total return. Both yield and total return figures are based on historical earnings and are not intended to indicate future performance. The "total return" of a Portfolio refers to the average annual compounded rates of return over one-, five- and ten-year periods or over the life of a Portfolio (as stated in the advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment, assuming the reinvestment of all dividend and capital gains distributions.

                    In accordance with industry guidelines set forth by the U.S. Securities and Exchange Commission, the "30-day yield" of the Insured Intermediate-Term and Insured Long-Term Portfolios is calculated by dividing the net investment income per share earned during a 30-day period by the net asset value per share on the last day of the period. Net investment income includes interest and dividend income earned on a Portfolio's securities; it is net of all expenses and all recurring and nonrecurring charges that have been applied to all shareholder accounts. The yield calculation assumes that the net investment income earned over 30 days is compounded monthly for six months and then annualized.

                    The "seven-day" or "current" yield of the Money Market Portfolio reflects the income earned by a hypothetical account in the Portfolio during a seven-day period, expressed as an annual percentage rate. The "effective yield" of the Money Market Portfolio assumes that the income over the seven-day period is reinvested weekly, resulting in a slightly higher stated yield through compounding.

                    Methods used to calculate advertised yields are standardized for money market and bond funds. However, these methods differ from the accounting methods used by the Portfolios to maintain their books and records, and so advertised yields may not fully reflect the income paid to an investor's account or the yield reported in the Fund's Annual Report to Shareholders.

-------------------------------------------------------------------------------
INVESTMENT          The Fund consists of the California Money Market
OBJECTIVES          Portfolio, the California Insured Intermediate-Term
                    Portfolio and the California Insured Long-Term Portfolio,
The Fund seeks to   each of which has a distinct investment objective.
provide income
that is exempt      o The objective of the California Money Market Portfolio
from federal and      is to provide investors with income that is exempt from
California income     both federal and California State personal income
taxes                 taxes. The Portfolio also seeks to maintain, but does
                      not guarantee, a constant net asset value of $1.00 per share. Although the Portfolio invests in high quality instruments, the shares of the Portfolio are not insured or guaranteed by the U.S. Government.

                    o The objective of the California Insured
                      Intermediate-Term and Insured Long-Term Portfolios is to provide investors with a high level of income that is exempt from federal and California personal income taxes.

                    The three Portfolios of the Fund are available only to investors who reside in California. There is no assurance that the Portfolios will achieve their stated objectives.

                    The investment objective of each Portfolio is fundamental and so may not be changed without the approval of a majority of the Fund's shareholders.

-------------------------------------------------------------------------------
INVESTMENT
POLICIES Each Portfolio of the Fund will invest at least 80% of its net assets in California municipal securities, exclusive of California AMT bonds (see "Implementation of
                    Policies"). California municipal securities are debt obligations issued by California state and local governments and public financing authorities that provide interest income that is exempt from both federal and California personal income taxes. The California municipal securities described above, may include securities in which the tax-exempt interest rate is determined by an index, swap or some other formula. Although each Portfolio invests primarily in California municipal obligations, the three Portfolios differ in terms of credit quality and maturity standards.

The Money Market    Under normal circumstances, the California Money Market
Portfolio will      Portfolio will invest at least 80% of its net assets in
invest in           the following high-quality, short-term California
short-term          municipal securities:
California
municipal           o Municipal notes and variable rate
securities            demand instruments, including derivative securities, rated
                      MIG-1 or VMIG-1, or P-1 by Moody's Investors Service, Inc.
                      ("Moody's") or SP-1+, SP-1, A-1+, or A-1 by Standard &
                      Poor's Corporation ("Standard & Poor's");

                     o Tax-exempt commercial paper rated P-1 by Moody's or
                       A-1+ or A-1 by Standard & Poor's;


                     o Municipal bonds, including derivative securities, with
                       an effective maturity of 13 months or less rated a minimum of Aa by Moody's or AA by Standard & Poor's; and

                     o Unrated municipal notes considered by the Board of
                       Trustees to be comparable in credit quality to securities rated MIG-1 by Moody's or SP-1+ or SP-1 by Standard & Poor's.


                    In addition, up to 10% of the Money Market Portfolio's net assets may be invested in "restricted" money market securities, which are not freely marketable or which are subject to restrictions on disposition under the Securities Act of 1933.


                    In seeking to provide a stable share price of $1.00, the California Money Market Portfolio is expected to maintain a dollar-weighted average maturity of 90 days or less, and will purchase securities with an effective maturity of 13 months or less which are eligible for purchase under Rule 2a-7 of the Investment Company Act of 1940 (the "1940 Act").

                    Normally, the California Money Market Portfolio will seek to invest substantially all of its assets in the short-term California municipal obligations listed above. However, under certain circumstances, such as a temporary decline in the issuance of California obligations, the Portfolio may invest up to 20% of its net assets in short-term municipal securities issued outside of California (the income from which may be subject to California income taxes) and certain taxable fixed-income securities (the income from which may be subject to federal and California income taxes).

                    Subject to the same 20% limit, the Portfolio is also authorized to invest in short-term California AMT bonds. The income from California AMT bonds is exempt from regular federal and California income taxes, but may be a tax preference item for purposes of the federal alternative minimum tax (see "Implementation of Policies").

                    Any non-California securities or California AMT bonds purchased by the Portfolio will be subject to the same ratings requirements as described above.

                    Under unusual circumstances, such as a national financial emergency, the Portfolio reserves the right to invest more than 20% of its net assets in securities other than California municipal obligations. In most instances, however, the California Money Market Portfolio will seek to avoid such holdings in an effort to provide income that is fully exempt from federal and California personal income taxes.





Two Portfolios      Under normal circumstances, the California Insured
invest in insured   Intermediate-Term Portfolio will invest at least 65% of
California          its assets in insured California municipal securities;
municipal           while the California Insured Long-Term Portfolio will
securities          invest at least 80% of its assets in insured California
                    municipal securities.

                    Insured municipal bonds are those for which scheduled payments of interest and principal are guaranteed by a private (non-governmental) insurance company. The insurance feature does not guarantee the market value of the municipal bonds or the value of the shares of the California Insured Intermediate-Term Portfolio or the California Insured Long-Term Portfolio. The insurance refers to the face or par value of the securities in a Portfolio. See "Implementation of Policies" for a description of the insurance feature of the Portfolios.

                    Any uninsured securities purchased by the California Insured Intermediate-Term Portfolio or the California Insured Long-Term Portfolio will be rated a minimum of "investment grade" by a nationally recognized statistical rating organization, or if unrated, will be deemed to be of comparable quality by the investment adviser.

                    The California Insured Intermediate-Term Portfolio is expected to maintain a dollar-weighted average maturity between 7 and 12 years.

                    The California Insured Long-Term Portfolio is expected to maintain a dollar-weighted average maturity between 15 and 25 years.

                    Bonds with longer maturities usually offer higher yields, but are also subject to greater market fluctuations as interest rates change. See the section entitled "Investment Risks" for further information.

                    Normally, the Insured Intermediate-Term and Insured Long-Term Portfolios seek to invest most of their assets in insured California municipal securities. However, under certain circumstances, such as a temporary decline in the issuance of California obligations, the Portfolios may invest in other types of securities. The Insured Intermediate-Term Portfolio may invest up to 35% of its assets in any combination of the securities listed below; while the Insured Long-Term Portfolio may invest up to 20% of its assets in any combination of the securities listed below:

                    o Uninsured, intermediate-term or long-term California municipal securities, respectively, rated a minimum of Aa by Moody's or AA by Standard & Poor's;

                    o Uninsured, short-term municipal securities, issued in California or in other states, with the same quality standards that apply for the California Money Market Portfolio; and

                    o Certain taxable securities, subject to the same quality standards that apply to the California Money Market Portfolio, including U.S. Government securities.

                    In such cases, a portion of a Portfolio's income may be subject to California income taxes, federal income taxes, or both.

                    Subject to a 20% of net assets limit, the Portfolios are also authorized to invest in California AMT bonds. The income from California AMT bonds is exempt from federal and California income taxes, but may be a tax preference item for purposes of the federal alternative minimum tax (see "Implementation of Policies").

                    Under unusual circumstances, such as a national financial emergency, the Portfolios reserve the right to invest more than 20% of their assets in securities other than California municipal obligations. In most instances, however, the California Insured Intermediate-Term and Insured Long-Term Portfolios will seek to avoid such holdings in an effort to provide income that is fully exempt from federal and California personal income taxes.

                    In the event that a security held by the California Insured Intermediate-Term Portfolio or the California Insured Long-Term Portfolio is downgraded, the Portfolio may continue to hold such security until the investment adviser determines that it should be sold.


Each Portfolio      Although the Fund is organized as a non-diversified
will diversify      investment company, each Portfolio of the Fund intends to
its holdings        diversify its holdings of California municipal securities
                    by complying with Subchapter M of the Internal Revenue
                    Code. In part, Subchapter M requires that, at the close of each quarter of the taxable year, those issuers which represent more than 5% of each Portfolio's assets be limited in aggregate to 50% of the Portfolio, and that no one issue exceed 25% of the Portfolio's total assets. As of November 30, 1995, the California Money Market
                    Portfolio held securities of 49 issuers, with the largest holding representing 9.95% of the Portfolio's assets; the California Insured Long-Term Portfolio held securities of
                    96 issuers, with the largest holding representing 4.8% of the Portfolio's assets. The California Insured
                    Intermediate-Term Portfolio held securities of 57 issuers, with the largest holding representing 4.3% of the Portfolio's assets.


                    Under California law, in order to be eligible to pay dividends to California residents which will be exempt from California personal income taxes, a mutual fund must, at the close of each quarter, have at least 50% of the value of its total assets invested in obligations the interest on which is exempt from personal income taxation under California law.


                    The Fund is responsible for voting the shares of all securities its holds.


                    The Fund's policy of investing at least 80% of its assets in California's municipal securities (excluding AMT bonds) under normal circumstances is fundamental and may not be changed without shareholder approval. The other investment policies described above are not fundamental and so may be changed by the Board of Trustees without shareholder approval.

-------------------------------------------------------------------------------
INVESTMENT          As mutual funds investing in municipal securities, the
RISKS               three Portfolios of the Fund are subject to interest rate, credit, call, income and manager risk.

The Fund is         Interest rate risk is the potential for fluctuations in
subject to          bond prices due to changing interest rates. In general,
interest rate,      bond prices vary inversely with interest rates. If
credit, call,       interest rates rise, bond prices generally decline; if
income and          interest rates fall, bond prices generally rise. In
manager risk        addition, for a given change in interest rates,
                    longer-maturity bonds exhibit greater price fluctuations than shorter-maturity bonds. To compensate investors for this risk, longer-maturity bonds generally offer higher yields than shorter-maturity bonds, other factors, including credit quality, being equal. Interest rate risk may be increased or decreased when a portfolio initiates or purchases derivative California municipal securities. Such derivative securities rely on sophisticated interest rate calculation mechanisms. For certain types of derivative bonds, the magnitude of increases and decreases in their price may be proportionately larger or smaller than, or inverse to, the price changes that broad market interest rate fluctuations would produce in long-term bonds.

                    Credit risk is the possibility that a bond issuer will fail to make timely payments of interest or principal to a Portfolio. The credit risk of a Portfolio depends on the credit quality of its underlying securities. In general, the lower the credit quality of a Portfolio's municipal securities, the higher a Portfolio's yield, all other factors such as maturity being equal.

                    Call risk is the possibility that, during periods of falling interest rates, a municipal security with a high stated interest rate will be prepaid (or "called") prior to its expected maturity date. As a result, a Portfolio will be required to invest the unanticipated proceeds at lower interest rates and the Portfolio's income may decline. Call provisions are most common for intermediate- and long-term municipal bonds.

                    Income risk is the potential for a decline in a Portfolio's income due to falling market interest rates. Because a Portfolio's income is based on interest rates, which can fluctuate substantially over short periods, income risk is expected to vary from Portfolio to Portfolio.

The Fund is subject Finally, the investment adviser manages the Fund's
to manager risk     Portfolios according to the traditional methods of
                    "active" investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Manager risk refers to the possibility that the Fund's investment adviser may fail to execute a Portfolio's investment strategy effectively. As a result, a Portfolio may fail to achieve its stated objective.


Except for the      In terms of interest rate risk, you should anticipate that
Money Market        the share prices of the Portfolios will fluctuate
Portfolio, share    inversely with interest rates. The one exception is the
prices will         Money Market Portfolio, which seeks to maintain a stable
fluctuate           share price of $1.00.

                    The following chart illustrates the relative interest rate risk of the California Insured Intermediate-Term and Insured Long-Term Portfolios. The chart shows the market value of a $1,000 investment in a single bond with the same yield and maturity characteristics as the Insured Intermediate-Term and Insured Long-Term Portfolios on December 29, 1995, assuming a 1% point and 2% point increase or decrease in interest rates.

                                    Hypothetical Value of $1,000 Investment

                                                       After Change in Interest Rates of:
                                                   -------------------------------------------
                        30-Day          Average    1% Point    1% Point   2% Point   2% Point
Portfolio                Yield         Maturity    Increase    Decrease   Increase   Decrease
---------               ------         --------    --------    --------   --------   --------
Intermediate-Term
  Bond ...........       4.50%        6.5 Years      $946       $1,058      $895      $1,119
Long-Term Bond  ..       4.96%       11.6 Years      $912       $1,087      $838      $1,190



                    This chart is intended to provide you with general guidelines for evaluating the effect of interest rate changes on the California Insured Intermediate-Term and Insured Long-Term Portfolios and determining the degree of interest rate risk you may be willing to assume.


Credit risk is      The California Money Market Portfolio invests primarily in
expected to         high-quality, short-term California municipal securities;
be low              while the California Insured Intermediate-Term and
                    Insured Long-Term Portfolios invest primarily in bonds insured by top-rated insurance companies against the possible default of an issuer as to the timely payment of interest and principal. As a result, the average credit quality of each Portfolio is expected to be very high and credit risk is expected to be minimal.

                    Ordinarily, an investment company concentrating its investments in one state, such as the Fund, would be exposed to greater credit risks than an investment company investing in a nationally diversified portfolio of municipal securities. These risks include possible tax law changes, a deterioration in economic conditions, differing levels of supply and demand for California municipal obligations, and localized natural disasters.

                    To minimize the effects of concentrating its investments in California obligations, each Portfolio of the Fund intends to diversify its holdings by complying with Subchapter M of the Internal Revenue Code. (See "Investment Policies" for a description of the requirements of Subchapter M.) In addition, the high-quality instruments held by the Money Market Portfolio and the use of municipal bond insurance in the Insured Intermediate-Term and Long-Term Portfolios should minimize the credit risk associated with the Fund.


                    As of November 30, 1995, the top ten portfolio issuers, based on market value, represented 47.6% of the Money Market Portfolio's net assets, 27.8% of the Insured Long-Term Portfolio's net assets and 30.1% of the Insured Intermediate-Term Portfolio's net assets.

                    The following chart summarizes credit, interest rate, income and call risks for the Fund's Portfolios.


=============================================================================================
                                    Credit        Interest        Income       Prepayment/
Portfolio                            Risk         Rate Risk        Risk         Call Risk
---------------------------------------------------------------------------------------------
Money Market                         Low             Low           High          Very Low
Insured Intermediate-Term          Very Low        Medium         Medium           Low
Insured Long-Term                  Very Low         High            Low           Medium

=============================================================================================



-------------------------------------------------------------------------------
WHO SHOULD          The Fund is intended for California residents seeking
INVEST              income that is exempt from federal and California personal income taxes. As a rule, tax-free income is attractive to
California          investors in high federal and California tax brackets. You
residents           can determine whether tax-exempt or taxable income is more
sseeking            attractive in your own case by comparing a Portfolio's
tax-exempt          tax-exempt yield with the yield from a comparable taxable
income              mutual fund investment. See "How to Compare Tax-Free and
                    Taxable Yields."

                    Assuming that tax-exempt income is attractive in your own tax bracket, you should base your selection of a Portfolio (or Portfolios) on its expected price volatility and yield, and your own investment objectives, risk preferences and time horizon.

                    The California Money Market Portfolio is intended for investors who are seeking a stable share price and minimal credit risk. The yield on the Portfolio is expected to fluctuate from day-to-day and to be lower on average than the yield from the California Insured Intermediate-Term and Insured Long-Term Portfolios. The California Money Market Portfolio is suitable as a short-term investment vehicle, emphasizing maximum protection of principal.

                    The California Insured Intermediate-Term Portfolio is intended for investors who are willing to accept moderate share price fluctuations in exchange for potentially higher and more durable yields.

                    The California Insured Long-Term Portfolio is intended for investors who are seeking the highest, most durable streams of income and who can tolerate sometimes sharp fluctuations in share price in pursuit of their income objectives. The yield of the Portfolio is expected to be higher, and the level of income provided more stable, than that of the California Money Market and Insured Intermediate-Term Portfolios. However, because of the potential volatility of the Portfolio's shares price, the California Insured Long-Term Portfolio is appropriate only for those investors who can hold their investment over the long term.

                    The Fund is intended to be a long-term investment vehicle
                    and is not designed to provide investors with a means of
                    speculating on short-term market movements. Investors who
                    engage in excessive account activity generate additional
                    costs which are borne by all of the Fund's shareholders.
                    In order to minimize such costs the Fund has adopted the
                    following policies. The Fund reserves the right to reject
                    any purchase request (including exchange purchases from
                    other Vanguard portfo lios) that is reasonably deemed to
                    be disruptive to efficient portfolio management, either
                    because of the timing of the investment or previous
                    excessive trading by the investor. Additionally, the Fund
                    has adopted exchange privilege limitations as described in the section "Exchange Privilege Limitations." Finally, the
                    Fund reserves the right to suspend the offering of its
                    shares.
-------------------------------------------------------------------------------
HOW TO COMPARE      Before choosing a specific tax-exempt investment, such as
TAX-FREE AND        a Portfolio of the Fund, you should determine if you would
TAXABLE YIELDS      be better off with taxable or tax-exempt income in your
                    tax bracket. To compare taxable and tax-exempt income, you should first determine your combined federal, state and local tax bracket. Then you should calculate the "taxable equivalent yield" for the Portfolio you are considering, and compare it with the yield of a taxable investment with similar credit and maturity characteristics.





                    1. Determine your combined tax bracket. Your combined tax bracket depends on whether you itemize state and local taxes as a deduction on your federal return. If you do not itemize, then your combined tax bracket is the sum of your federal, state and local tax brackets.

                    If you do itemize, then your combined tax bracket is calculated as follows. First, calculate your effective state and local tax bracket using the following formula:

                    (        Federal )                              Effective
                    ( 100% -  Tax    )     X     State &             State &
                    (        Bracket )         Local Bracket      Local Bracket

                    For example, if you are in a 9.3% state and local tax bracket and a 28% federal tax bracket, your effective state and local tax bracket would be 6.7%:

                                 (100% -- 28%)   X   9.3%   =   6.7%

                    Second, add your effective state and local tax bracket to your federal tax bracket to determine your combined tax bracket:


                     Federal             Effective             Combined
                       Tax       +        State &        =        Tax
                     Bracket           Local Bracket            Bracket
                       28%       +         6.7%          =       34.7%

                    2. Calculate your taxable equivalent yield. The taxable equivalent yield for a Portfolio is based upon the Portfolio's current tax-exempt yield and your combined tax bracket. The formula is:

                          Portfolio's Tax-Exempt Yield
                       ---------------------------------   =    Your Taxable
                       100% -- Your Combined Tax Bracket      Equivalent Yield

                    For example, if you are in a combined tax bracket of 34.7%, and a Portfolio's tax- free yield is 6%, the Portfolio's taxable equivalent yield would be 9.2%:

                                       6%
                                 -------------   =  9.2%
                                 100% -- 34.7%

                    In this example, you would choose the tax-exempt
                    investment if the 9.2% taxable equivalent yield were
                    greater than the taxable yield from a comparable
                    investment (e.g., a taxable bond fund of comparable
                    maturity and credit quality).
-------------------------------------------------------------------------------
IMPLEMENTATION      The Fund's adviser uses a variety of investment vehicles
OF POLICIES         to achieve the objective of the Fund.

The Fund invests    Each Portfolio of the Fund invests principally in
in municipal        tax-exempt California municipal securities, which are debt
bonds, notes and    obligations issued by state and local governments and
securities derived  public financing authorities that provide interest income
from municipal      that is exempt from federal and California personal income
bonds and notes     taxes. Municipal securities include both municipal bonds
                    (those securities with maturities of five years or more) municipal notes (those securities with maturities of less than five years) and derivative securities (for example, those securities for which a maturity may have been shortened by a demand feature).

                    Municipal bonds are issued for a wide variety of reasons: to construct public facilities, such as airports, highways, bridges, schools, hospitals, housing, mass transportation, streets, water and sewer works; to obtain funds for operating expenses; to refund outstanding municipal obligations; and to loan funds to various public institutions and facilities. Certain industrial development bonds are also considered municipal bonds if their interest is exempt from federal income tax. Industrial development bonds are issued by, or on behalf of, public authorities to obtain funds for various privately-operated manufacturing facilities, housing, sports arenas, convention centers, airports, mass transportation systems, and water, gas or sewage works.

                    General obligation municipal bonds are secured by the issuer's pledge of full faith, credit and taxing power. Revenue or special tax bonds are payable from the revenues derived from a particular facility or, in some cases, from a special excise or other tax, but not from general tax revenue. Industrial development bonds are ordinarily dependent on the credit quality of a private authority.

                    Municipal notes are issued to meet the short-term funding requirements of local, regional and state governments. Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax and revenue anticipation notes, construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes, and similar instruments. Demand notes permit an investor (such as the Fund) to demand from the issuer payment of principal plus accrued interest upon a specified number of days' notice.

The Fund may        Although neither does so at present, each Portfolio of the
invest in AMT       Fund is authorized to invest up to 20% of its assets in
bonds               so-called "AMT" bonds. AMT bonds are tax- exempt "private
                    activity" bonds issued after August 7, 1986, whose proceeds are directed at least in part to a private, for-profit organization. While the income from AMT bonds is exempt from regular federal income tax, it is a tax preference item for purposes of the alternative minimum tax. The alternative minimum tax is a special separate tax that applies to a limited number of taxpayers who have certain adjustments to income or tax preference items.

The Fund may        The Fund may invest in "Market Discount" bonds when, in
invest in Market    the opinion of the Fund's adviser, the investment will be
Discount bonds      advantageous to the Fund's shareholders. A Market Discount bond is a bond purchased at a discount from its original issue price after April 30, 1993 and with a maturity in excess of one year from its issue date. In certain circumstances, disposition of a Market Discount bond will result in taxable ordinary income to the extent of any gain realized.


                    Although the objective of the Fund is to provide income free of federal income tax, certain market conditions may make Market Discount bonds desirable investments. The Fund will purchase Market Discount bonds only if the Fund's adviser expects that the purchase of these investments on an after-tax basis will enhance the Fund's total return.


Three types of      To provide an added level of credit protection, the
insurance may be    California Insured Intermediate-Term and Insured Long-Term
used in the         Portfolios use three types of insurance: new issue, mutual
Insured             fund and secondary market insurance. A new issue policy is
Intermediate-Term   purchased by a bond issuer who wishes to increase the
and Insured         credit rating of a security. By paying a premium and
Long-Term           meeting the insurer's underwriting standards, the bond
Portfolios          issuer is able to obtain a high credit rating for the
                    security (usually Aaa from Moody's or AAA from Standard &
                    Poor's). New issue insurance policies are non-cancellable and continue in force as long as the bonds are outstanding.


                    A mutual fund insurance policy may be used to guarantee specific bonds only while owned by a mutual fund. The Insured Intermediate-Term and Insured Long- Term Portfolios of the Fund have obtained mutual fund insurance policies from Financial Guaranty Insurance Company ("Financial Guaranty"), a AAA-rated insurance company. Based upon the expected composition of each Portfolio, the annual premiums for the policies are likely to range from 0.20% to 0.40% of the principal value of the bonds insured under the policy, thereby reducing the Portfolios' current yield.

                    A secondary market insurance policy is purchased by an investor (such as the Insured Intermediate-Term or Insured Long-Term Portfolio) subsequent to the bond's original issuance and generally insures a particular bond for the remainder of its term. A Portfolio may purchase bonds which have already been insured under a secondary market insurance policy by a prior investor, or the Portfolio may itself purchase such a policy from Financial Guaranty for bonds that are currently uninsured.


                    An insured municipal bond in either of the Portfolios will typically be covered by only one of the three policies. For instance, if a bond is already covered by a new issue insurance policy or a secondary market insurance policy, then that security will not be insured under a Portfolio's mutual fund insurance policy. All of the insurance policies used by the Portfolios will be obtained only from insurance companies rated Aaa by Moody's or AAA by

                    Standard & Poor's. The purchase of insurance from such companies will have the effect of making the insured bonds equivalent in quality to AAA-rated bonds.

The Insured         Each Portfolio of the Fund observes strict maturity
Intermediate-Term   guidelines as set forth in detail under "Investment
and Insured Long-   Policies." These maturity standards are specified in terms
Term Portfolios     of a Portfolio's average dollar-weighted maturity. From
may report an       time to time, however, the Fund may also report an
effective average   effective average dollar-weighted maturity for the Insured
dollar-weighted     Intermediate-Term or Insured Long-Term Portfolio, which
maturity            reflects, among other items, the likelihood that a
                    municipal bond or note held by the Portfolio may be redeemed or "called" prior to its stated maturity date.
                    For example, if the Insured Long-Term Portfolio consists entirely of 20-year bonds, some of which may be "called" prior to their stated maturity in 20 years, the Portfolio's average weighted maturity will be 20 years, while its effective average maturity will be shorter.

                    A Portfolio's effective average weighted maturity will be influenced by bond market conditions, and so may vary from day to day, even if no change has been made to the Portfolio's underlying investment securities. For example, if interest rates decline, a greater proportion of a Portfolio's securities may be subject to call (redemption) prior to their stated maturity. As a result, reflecting this increased call risk, the effective average maturity of a Portfolio will shorten, independent of actual purchases or sales of portfolio securities.

Temporary           Except as described on page 10, each Portfolio will not
Investments         invest in securities other than municipal bonds, except
                    that each Portfolio may make temporary investments for temporary defensive purposes (and subject to the quality standards described on page 11) in (a) notes issued by or on behalf of municipal or corporate issuers, obligations of the U.S. Government and its agencies, commercial paper and bank certificates of deposit; (b) investment companies investing in such securities which have investment objectives consistent with those of the Portfolio to the extent permitted by the Investment Company Act of 1940;
                    and (c) any such securities or municipal bonds subject to repurchase agreements.

The Fund may        Each Portfolio may purchase tax-exempt securities on a
purchase            "when-issued" basis. In buying "when-issued" securities, a
when-issued         Portfolio commits to buy securities at a certain price
securities          even though the securities may not be delivered for up to
                    45 days. The Portfolio pays for the securities and begins earning interest when the securities are actually delivered. As a consequence, it is possible that the market price of the securities at the time of delivery may be higher or lower than the purchase price.

The Fund may        Each Portfolio may lend its investment securities for
lend its            either short-term or long-term purposes to qualified
securities          institutional investors for the purpose of realizing
                    additional net investment income. Loans of securities by a Portfolio will be collateralized by cash, letters of credit, or securities issued or guaranteed by the U.S.
                    Government or its agencies. The collateral will equal at least 100% of the current market value of the loaned securities. Income derived from the lending of securities is not tax-exempt, and a portion of the tax-exempt interest earned when a municipal security is on loan must be characterized as taxable income.

                    Therefore, each Portfolio will limit such activity in accordance with its investment objective.

The Fund may        Each Portfolio may purchase municipal lease obligations,
invest in           which are securities issued by state and local governments
municipal lease     to acquire land, equipment and facilities. These
obligations         obligations typically are not backed by the issuing
                    municipality's full authority to assess taxes to meet its debt obligations. If the issuing authority fails to make the appropriations necessary to cover lease payments, then the lease may terminate, with the possibility of default on the lease obligation and loss to investors.


Derivative          Derivatives are instruments whose values are linked to or
Investing           derived from an underlying security or index. The most
                    common and conventional types of derivative securities are futures and options.

The Insured         The California Insured Intermediate-Term and Insured
Intermediate-Term   Long-Term Portfolios may invest in conventional derivative
and Insured         securities including futures contracts and options, but
Long-Term           only to a limited extent. The Portfolios may enter into
Portfolios may      futures contracts provided that not more than 5% of its
invest in           assets are required as a futures deposit; in addition, a
derivative          Portfolio may enter into futures contracts and options
securities          transactions to the extent that obligations under such
                    contracts or transactions represent not more than 20% of the Portfolio's assets.

                    Futures contracts and options may be used for several common fund management strategies: to maintain cash reserves while simulating full investment, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when a specific futures contract is priced more attractively than other futures contracts or the underlying security or index. The Portfolios may not use futures contracts or options transactions to leverage its assets.

                    For example, in order to remain fully invested in bonds while maintaining liquidity to meet potential shareholder redemptions, the California Insured Intermediate-Term and Long-Term Portfolios may invest a portion of its assets in a bond futures contract. Because futures contracts only require a small initial margin deposit, the Portfolios would then be able to maintain a cash reserve to meet potential redemptions, while at the same time remaining fully invested. Also, because the transaction costs of futures and options may be lower than the cost of investing in bonds directly, it is expected that the use of futures contracts and options may reduce the Portfolios' total transaction costs.

                    The Portfolios may use futures contracts for bona fide "hedging" purposes. In executing a hedge, a manager sells, for example, municipal bond futures contracts to protect against a decline in the bond market. If the market drops, the value of the futures position will rise, thereby offsetting the decline in value of the portfolio's bond holdings.

                    The Portfolios may invest in partnerships and grantor trust derivative products. However, prior to the purchase of such security, a determination must be made by the Portfolio that the inherent risk of the partnership or grantor trust derivative product is minimal.

Futures contracts   The primary risks associated with the use of futures
and options pose    contracts and options are: (i) imperfect correlation
risks               between the change in market value of the bonds held by a
                    Portfolio and the prices of futures contracts and options;
                    and (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures position prior to its maturity date. The risk of imperfect correlation will be minimized by investing in those contracts whose price fluctuations are expected to resemble those of the Portfolio's underlying securities.
                    The risk that a Portfolio will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market.

                    The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (or gain) to the investor. When investing in futures contracts, a Portfolio will segregate cash or cash equivalents in the amount of the underlying obligation.

Partnerships and    The primary risks associated with partnerships and grantor
grantor trusts      trust derivative products are (i) the possibility of a tax
pose certain        ruling which affects the status of the state or federal
risks               opinions which are necessary to support the issuance of
                    the derivative; (ii) the possibility that the tender option on a security could be withdrawn upon the occurrence of certain events and (iii) the possible lack of a liquid secondary market for the securities. The
                    Portfolios will attempt to minimize the risks of partnership and grantor trust derivative products by carefully selecting which securities to purchase and by constantly monitoring securities held by the Portfolios.

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INVESTMENT          The Fund has adopted certain limitations designed to
LIMITATIONS         reduce its exposure to specific situations. These
                    limitations include the following:

The Fund has        (a) California Insured Intermediate-Term Portfolio
adopted certain         will invest a minimum of 65% of its net assets in
fundamental             insured municipal bonds, the interest on which is
limitations             exempt from federal and California personal income
                        taxes, except that it may make temporary investments as described in "Implementation of Policies."

                    (b) The California Insured Long-Term Portfolio will invest a minimum of 80% of its net assets in insured municipal bonds, the interest on which is exempt from federal and California personal income taxes, except that it may make temporary investments as described in

                    (c) The California Money Market Portfolio "Implementation
                        of Policies." will invest a minimum of 80% of its net assets in short-term municipal securities, the interest on which is exempt from federal and California personal income taxes, except that it may make temporary investments as described in "Implementation of Policies."

                    (d) At the close of each quarter of the taxable year,
                        those issuers which represent more than 5% of a Portfolio's assets will be limited in aggregate to 50% of the assets of that Portfolio (except U.S. Government and cash items, as defined in the Internal Revenue Code (the "Code")).

                    (e) Each Portfolio will limit the aggregate value of
                        holdings of a single issuer (except U.S. Government and cash items as defined in the Code) to a maximum of 25% of the Portfolio's total assets. For the purposes of this limitation, identification of the issuer will be based on a determination of the source of assets and revenues committed to meeting interest and principal payments on each security.

                    (f) A Portfolio will not borrow money except for temporary or emergency purposes, and then not in excess of 10% of the Portfolio's total assets. The Portfolio will repay all borrowings before making additional investments, and the interest paid on such borrowings will reduce income.

                    (g) A Portfolio will not pledge, mortgage, or hypothecate
                        more than 10% of its total assets.

                    These investment limitations are considered at the time investment securities are purchased. The limitations described here and in the Statement of Additional Information may be changed only with the approval of a majority of the Fund's shareholders.


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MANAGEMENT          The Fund is a member of The Vanguard Group of Investment
OF THE FUND         Companies, a family of more than 30 investment companies
                    with more than 90 distinct investment portfolios and total
Vanguard            assets in excess of $190 billion. Through their
administers and     jointly-owned subsidiary, The Vanguard Group, Inc.
distributes the     ("Vanguard"), the Fund and the other funds in the Group
Fund                obtain at cost virtually all of their corporate
                    management, administrative, shareholder accounting and distribution services. Vanguard also provides investment advisory services on an at-cost basis to certain Vanguard funds. As a result of Vanguard's unique corporate structure, the Vanguard funds have costs substantially lower than those of most competing mutual funds. In 1995, the average expense ratio (annual costs including advisory fees divided by total net assets) for the Vanguard funds amounted to approximately .31% compared to an average of 1.11% for the mutual fund industry (data provided by Lipper Analytical Services).


                    The Officers of the Fund manage its day-to-day operations and are responsible to the Fund's Board of Trustees (Directors). The Trustees (Directors) set broad policies for each Fund and choose its Officers. A list of the Trustees and Officers of the Fund and a statement of their present positions and principal occupations during the past five years can be found in the Statement of Additional Information.

                    Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the funds and also furnishes the funds with necessary office space, furnishings and equipment. Each fund pays its share of Vanguard's total expenses, which are allocated among the funds under methods approved by the Board of Trustees of each fund. In addition, each fund bears its own direct expenses, such as legal, auditing and custodian fees.

                    Vanguard also provides distribution and marketing services to the Vanguard funds. The funds are available on a no-load basis (i.e., there are no sales commissions or 12b-1 fees). However, each fund bears its share of the Group's distribution costs.


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INVESTMENT          The three Portfolios of the Fund receive all investment
ADVISER             advisory services on an at-cost basis from Vanguard's
                    Fixed Income Group. The Group also provides investment
Vanguard manages    advisory services to more than 40 other Vanguard money
the Fund's          market and bond portfolios, both taxable and tax-exempt.
investments         Total assets under management by Vanguard's Fixed Income
                    Group were approximately $66 billion as of December 31, 1995. The Fixed Income Group is supervised by the Officers of the Fund. Ian A. MacKinnon, Senior Vice President of
                    Vanguard, has been in charge of the Group since its inception in 1981. Mr. MacKinnon is responsible for setting the broad investment strategies employed by the Fund, and for overseeing the portfolio managers who implement these strategies on a day-to-day basis.


                    o Reid Smith, a Principal of Vanguard, serves as portfolio manager of the California Insured Intermediate-Term and Insured Long-Term Portfolios. Mr. Smith has managed the Insured Intermediate-Term Portfolio since its inception in 1994, and began managing the Insured Long-Term Portfolio in 1992. (Previously, the Insured Long-Term Portfolio was managed by David Hamlin of the Fixed Income Group.) For 3 years prior to joining Vanguard, Mr. Smith was associated with another mutual fund advisory firm as a fixed-income portfolio manager.


                    The Fixed Income Group manages the investment and reinvestment of the assets of the Fund's Portfolios and continuously reviews, supervises and administers each Portfolio's investment program, subject to the maturity and quality standards specified in this Prospectus and supplemental guidelines approved by the Fund's Board of Trustees. The Fixed Income Group's selection of investments for the Portfolios is based on: (a) continuing credit analysis of those instruments held in the Portfolios and those being considered for inclusion therein; (b) possible disparities in yield relationships between different fixed-income securities and money market instruments; and (c) actual or anticipated movements in the general level of interest rates.

                    Vanguard's Fixed Income Group places all orders for purchases and sales of portfolio securities. Purchases of portfolio securities are made either directly from the issuer or from municipal securities dealers. The Fixed Income Group may sell portfolio securities prior to their maturity if circumstances and considerations warrant and if it believes such dispositions advisable. The Fund's policy of investing in short-term instruments in the California Money Market Portfolio will likely result in significant portfolio turnover. The Fixed Income Group seeks to obtain the best available net price and most favorable execution for all portfolio transactions.


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DIVIDENDS, CAPITAL  Dividends consisting of virtually all of the ordinary
GAINS AND TAXES     income of each Portfolio are declared daily and are
                    payable to shareholders of record at the close of the
The Fund pays       previous business day. Such dividends are paid on the
month-end           first business day of each month. Capital gains
dividends           distributions, if any, will be made annually.

                    Dividend and capital gains distributions may be automatically reinvested or received in cash. See "Choosing a Distribution Option" for a description of these distribution methods.

                    In addition, in order to satisfy certain distribution requirements of the Tax Reform Act of 1986, each Portfolio may declare special year-end dividend and capital gains distributions during December. Such distributions, if received by shareholders by January 31, are deemed to have been paid by the Portfolio and received by shareholders by December 31 of the prior year.


Dividends will be   Each Portfolio of the Fund intends to continue to qualify
exempt from federal for taxation as a "regulated investment company" under the
and California      Internal Revenue Code so that each Portfolio will not be
income taxes        subject to federal income tax to the extent that its
                    income is distributed to shareholders. In addition, each Portfolio intends to invest a sufficient portion of its assets in municipal bonds and notes so that it will qualify to pay "exempt-interest dividends" to shareholders. Such exempt-interest dividends are excluded from a shareholder's gross income for federal tax purposes. The Revenue Reconciliation Act enacted during
                    1993 provides that market discount on tax- exempt bonds purchased after April 30, 1993 must be taxed as ordinary income. Accordingly, to the extent that the Fund purchases such discounted securities, taxable income may result.
                    Furthermore, each Portfolio expects to invest substantially all of its assets in California municipal securities. As a result, each Portfolio will be eligible to pay dividends to California residents that will be exempt from California personal income taxes.

                    Net long-term capital gains realized by a Portfolio from the sale of securities will be distributed as taxable capital gains distributions for federal income tax purposes. Any short-term capital gains or any taxable interest income will be distributed as a taxable ordinary dividend distribution for federal income tax purposes. In general, such taxable income distributions from a Portfolio are expected to be negligible in comparison with tax-exempt dividends. However, under unusual circumstances, a Portfolio may invest in securities other than California municipal obligations. In such cases, a portion of the Portfolio's income may be subject to California income taxes, federal income taxes, or both.

                    At present, none of the Portfolios invests in AMT bonds. However, were a Portfolio to invest in such bonds, all or a portion of the Portfolio's dividends, while exempt from the regular federal income tax, would be a tax preference item for purposes of the federal alternative minimum tax.

A capital gain or   A sale of shares in the Insured Intermediate-Term or
loss may be         Insured Long-Term Portfolio is a taxable event and may
realized upon       result in a capital gain or loss. A capital gain or loss
exchange or         may be realized from an ordinary redemption of shares, a
redemption          checkwriting redemption, or an exchange of shares between
                    two mutual funds (or two portfolios of a mutual fund). In addition, if you held shares in the Insured
                    Intermediate-Term or Insured Long-Term Portfolio for six months or less, any capital loss realized upon redemption is disallowed to the extent of the tax-exempt dividend income you received.

                    Capital gains distributions from a Portfolio and any capital gains or losses realized from the sale or exchange of shares will generally be subject to state and local taxes.


                    The Fund is required to withhold 31% of any taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not complied with IRS taxpayer identification regulations. You may avoid this withholding requirement by indicating your proper Social Security or Employer Identification Number on your Account Registration Form and by certifying that you are not subject to backup withholding.

                    Up to 85% of an individual's Social Security benefits may be subject to federal income tax. Along with other factors, total tax-exempt income, including any tax-exempt dividend income from Portfolios of the Fund, is used to calculate the taxable portion of Social Security benefits.

                    The Fund is organized as a Pennsylvania business trust and, in the opinion of counsel, is not liable for any income or franchise tax in the Commonwealth of Pennsylvania. The Fund will be subject to Pennsylvania county personal property tax in the county which is the site of its principal office.

                    The tax discussion set forth above is included for general information only. Prospective investors should consult their own tax advisers concerning the tax consequences of an investment in the Fund.


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THE SHARE PRICE
OF EACH PORTFOLIO   The share price or "net asset value" per share of each
                    Portfolio is determined daily by dividing the total value of the investments and other assets of each Portfolio, less any liabilities, by the total outstanding shares of such Portfolio.


                    California Money Market Portfolio. For the purpose of calculating the California Money Market Portfolio's net asset value per share, securities are valued by the "amortized cost" method of valuation, which does not take into account unrealized gains or losses. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument.

                    The use of amortized cost and the maintenance of the California Money Market Portfolio's per share net asset value at $1.00 is based on its election to operate under the provisions of Rule 2a-7 under the Investment Company Act of 1940. As a condition of operating under that rule, the California Money Market Portfolio must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 13 months or less, and invest only in securities that are determined by the Trustees to present minimal credit risks and that are of high quality as determined by any major rating service, or in the case of any instrument not so rated, considered by the Trustees to be of comparable quality.

                    The Trustees have established procedures designed to stabilize the net asset value per share as computed for the purposes of sales and redemptions at $1.00. These procedures include periodic review, as the Trustees deem appropriate and at such intervals as are reasonable in light of current market conditions, of the relationship between the amortized cost value per share and a net asset value per share based upon available indications of market value. In such a review, investments for which market quotations are readily available are valued at the most recent bid price or quoted yield equivalent for such securities or for securities of comparable maturity, quality and type as obtained from one or more of the major market makers for the securities to be valued. Other investments and assets are valued at fair value, as determined in good faith by the Trustees.

                    In the event of a deviation of over 1/2 of 1% between a Portfolio's net asset value based upon available market quotations or market equivalents and $1.00 per share based on amortized cost, the Trustees will promptly consider what action, if any, should be taken. The Trustees will also take such action as they deem appropriate to eliminate or to reduce, to the extent reasonably practicable, any material dilution or other unfair results to investors or existing shareholders which might arise from differences between the two. Such action may include redeeming shares in kind, selling instruments prior to maturity to realize capital gains or losses or to shorten average maturity, withholding dividends, paying distributions from capital or capital gains, or utilizing a net asset value per share based upon available market quotations.


                    California Insured Intermediate-Term and Insured Long-Term Portfolios. The net asset value per share of the California Insured Intermediate-Term and Insured Long-Term Portfolios is determined as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day that the Exchange is open for business. When approved by the Board of Trustees, bonds and other fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. (The prices provided by pricing services are generally determined without regard to bid or last sale prices. Because of the large number of outstanding municipal bonds, the majority of issues do not trade each day; therefore, last sale prices are not normally available. In valuing such securities, the pricing services generally take into account institutional size trading in similar groups of securities and any developments related to specific securities.) The methods used by the pricing service and the valuations so established are reviewed by the Officers of the Fund under the general supervision of the Trustees. There are a number of pricing services available and the Trustees, on the basis of ongoing evaluation of these services, may use other pricing services or discontinue the use of any pricing service.


                    Securities not priced in this manner are priced at the most recent quoted bid price provided by investment dealers. Short-term instruments maturing within 60 days of the valuation date may be valued at cost, plus or minus any amortized discount or premium. Other assets and securities for which no quotations are readily available will be valued in good faith at their fair value using methods determined by the Trustees.


                    The price per share of the Insured Intermediate-Term and Insured Long-Term Portfolios can be found daily in the mutual fund section of most major newspapers under the heading of Vanguard.


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GENERAL
INFORMATION         Vanguard California Tax-Free Fund is a Pennsylvania
                    business trust. The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest, without par value, from an unlimited number of classes of shares. Currently the Fund is offering three classes of shares (known as "Portfolios").

                    Shares of each Portfolio when issued are fully paid and non-assessable; participate equally in dividends, distributions and net assets; are entitled to one vote per share; have pro rata liquidation rights; and do not have pre-emptive rights. Also, shares of the Fund have non-cumulative voting rights, meaning that the holders of more than 50% of the shares voting for the election of the Trustees can elect all of the Trustees if they so choose.

                    Annual meetings of shareholders will not be held except as required by the Investment Company Act of 1940 and other applicable law. An annual meeting will be held on the removal of a Trustee or Trustees of the Fund if requested in writing by the holders of not less than 10% of the outstanding shares of the Fund.

                    All securities and cash are held by CoreStates Bank, N.A., Philadelphia, PA. The Vanguard Group, Inc., Valley Forge, PA, serves as the Fund's Transfer and Dividend Disbursing Agent. Price Waterhouse LLP serves as independent accountants for the Fund and audits its financial statements annually. The Fund is not involved in any litigation.


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                                                                            27

                               SHAREHOLDER GUIDE

OPENING AN
ACCOUNT AND
PURCHASING
SHARES To open a new account, either by mail or by wire, simply complete and return an Account Registration Form and any required legal documentation. Please indicate the Portfolio you have chosen and the amount you wish to invest. Your purchase must be equal to or greater than the $3,000 minimum initial investment requirement in any Portfolio ($1,000 for Uniform Gifts/Transfers to Minors Act accounts). In addition, you must be a California resident to invest in the Fund. If you need assistance with the Account Registration Form or have any questions, please call our Investor Information Department at 1-800-662-7447. Note: For other types of account registrations (e.g. corporations, associations, other organizations, trusts or powers of attorney), please call us to determine which additional forms you may need.

                    Each Portfolio's shares generally are purchased at the next-determined net asset value after your investment has been received in the form of Federal Funds. See "When Your Account Will Be Credited". The Fund is offered on a no-load basis (i.e., there are no sales commissions or 12b-1 fees).

Purchase
Restrictions     1) Because of the risks associated with bond investments, the
                    Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term market movements. Consequently the Fund reserves the right to reject any specific purchase (and exchange purchase) request. The Fund also reserves the right to suspend the offering of shares for a period of time.

                 2) Vanguard will not accept third-party checks to purchase shares of the Fund. Please be sure your purchase check is made payable to the Vanguard Group.

Additional
Investments         Subsequent investments may be made by mail ($100 minimum
                    per Portfolio), wire ($1,000 minimum per Portfolio),
                    exchange from another Vanguard Fund account ($100 minimum
                    per Portfolio), or Vanguard Fund Express.
                    -----------------------------------------------------------





Purchasing By Mail                NEW ACCOUNT                    ADDITIONAL INVESTMENTS TO
Complete and sign       Please  include  the amount of               EXISTING ACCOUNTS
the enclosed            your  initial  investment  and        Additional  investments should
Account                 the name of the Portfolios you        include   the   Invest-by-Mail
Registration            have     selected    on    the        remittance  form  attached  to
Form                    registration  form,  make your        your     Fund     confirmation
                        check  payable to The Vanguard        statements.  Please  make your
                        Group- (Portfolio Number). See        check  payable to The Vanguard
                        page  29 for  the  appropriate        Group- (Portfolio Number). See
                        Portfolio number, and mail to:        page  29 for  the  appropriate
                        Vanguard Financial Center             Portfolio  number.  Write your
                        P.O. Box  2600                        account  number on your  check
                        Valley  Forge, PA 19482               and, using the return envelope
                                                              provided,  mail to the address
                                                              indicated        on        the
                                                              Invest-by-Mail Form.





For express           Vanguard Financial Center               All written requests should be
or registered         455 Devon Park                          mailed to one of the addresses
mail, send to:        Wayne, PA 19087                         indicated for new accounts.
                                                              Do not send registered or
                                                              express mail to the post office
                                                              box address.


                   VANGUARD CALIFORNIA TAX-FREE PORTFOLIOS:
                   California Money Market Portfolio-62
                   California Insured Intermediate-Term Portfolio-100
                   California Insured Long-Term Portfolio-75
                   ------------------------------------------------------------
Purchasing By Wire CORESTATES BANK, N.A.
Money should be    ABA 031000011
wired to:          CORESTATES NO. 0141 1274
                   ATTN VANGUARD

Before Wiring      VANGUARD CALIFORNIA TAX-FREE FUND
Please contact     NAME OF PORTFOLIO
Client Services    ACCOUNT NUMBER
(1-800-662-2739)   ACCOUNT REGISTRATION


                   To assure proper receipt, please be sure your bank includes the Portfolio name, the account number Vanguard has
                   assigned to you and the eight-digit CoreStates number. If
                   you are opening a new account, please complete the Account
                   Registration Form and mail it to the "New Account" address after completing your wire arrangement. Note: Federal Funds wire purchase orders will be accepted only when the Fund
                   and Custodian Bank are open for business.
                   ------------------------------------------------------------
Purchasing By      You may open an account or purchase additional shares of
Exchange (from a   the Fund by making an exchange from an existing Vanguard
Vanguard account)  Fund account. Accounts opened by exchange will have the same registration as the existing account. Please note: the
                   Fund reserves the right to reject any exchange purchase
                   request. For more information, please call our Client
                   Services Department at 1-800-662-2739.
                   ------------------------------------------------------------
Purchasing By      The Fund Express Special Purchase option lets you move
Fund Express       money from your bank account to your Vanguard account on an
                   "as needed" basis. Or if you choose the Automatic
Special Purchase   Investment option, money will be moved automatically from
and Automatic      your bank account to your Vanguard account on the schedule
Investment         (monthly, bimonthly [every other month], quarterly or
                   yearly) you select. To establish these Fund Express
                   options, please provide the appropriate information on the
                   Account Registration Form. We will send you a confirmation of your Fund Express service; please wait three weeks
                   before using the service.
-------------------------------------------------------------------------------

CHOOSING A         You must select one of three distribution options:
DISTRIBUTION
OPTION             1. Automatic Reinvestment Option--Both dividends and
                      capital gains distributions will be reinvested in additional Fund shares. This option will be selected for you automatically unless you specify one of the other options.

                   2. Cash Dividend Option--Your dividends will be paid in
                      cash and your capital gains will be reinvested in additional Fund shares.

                   3. All Cash Option--Both dividend and capital gains
                      distributions will be paid in cash.

                   You may change your option by calling our Client Services Department (1-800-662-2739).

                   In addition, an option to invest your cash dividends and/or capital gains distributions in another Vanguard Fund
                   account is available. Please call our Client Services
                   Department (1-800-662-2739) for information. You may also
                   elect Vanguard Dividend Express which allows you to
                   transfer your cash dividends and/or capital gains
                   distributions automatically to your bank account. Please
                   see "Other Vanguard Services" for more information.
-------------------------------------------------------------------------------
TAX CAUTION        Under Federal tax laws, the Fund is required to distribute net capital gains and investment income to Fund
Investors should   shareholders. These distributions are made to all
ask about the      shareholders who own Fund shares as of the distribution's
timing of capital  record date, regardless of how long the shares have been
gains and          owned. Purchasing shares just prior to the record date
dividend           could have a significant impact on your tax liability for
distributions      the year. For example, if you purchase shares immediately
before investing   prior to the record date of a sizable capital gain, you
                   will be assessed taxes on the amount of the capital gain distribution later paid even though you owned the Fund shares for just a short period of time. (Taxes are due on the distributions even if the capital gain is reinvested in additional Fund shares.) While the total value of your investment will be the same after the capital gain distribution--the amount of the capital gain distribution will offset the drop in the net asset value of the shares--you should be aware of the tax implications the timing of your purchase may have.

                   Prospective investors should, therefore, inquire about
                   potential distributions before investing. The Fund's annual capital gains distribution normally occurs in December,
                   while income dividends are generally paid on the first
                   business day of each month. For additional information on
                   distributions and taxes, see the section titled "Dividends,
                   Capital Gains, and Taxes."
-------------------------------------------------------------------------------
IMPORTANT          The easiest way to establish optional Vanguard services on
ACCOUNT            your account is to select the options you desire when you
INFORMATION        complete your Account Registration Form. If you wish to add shareholder options later, you may need to provide Vanguard
Establishing       with additional information and a signature guarantee.
Optional           Please call our Client Services Department (1-800-662-2739)
Services           for further assistance

Signature
Guarantees         For our mutual protection, we may require a signature
                   guarantee on certain written transaction requests. A signature guarantee verifies the authenticity of your signature, and may be obtained from banks, brokers and any other guarantor institutions that Vanguard deems acceptable. A signature guarantee cannot be provided by a notary public.

Certificates       With the exception of the Money Market Portfolio, share
                   certificates will be issued upon request. If a certificate is lost, you may incur an expense to replace it.

Broker-Dealer
Purchases          If you purchase shares in Vanguard Funds through a
                   registered broker-dealer or investment adviser, the broker-dealer or adviser may charge a service fee.

Cancelling
Trades The Fund will not cancel any trade (e.g., a purchase, exchange or redemption) believed to be authentic, received in writing or by telephone, once the trade request has been received.

Electronic
Prospectus
Delivery           If you would prefer to receive a prospectus for the Fund or any of the Vanguard Funds in an electronic format, please
                   call 1-800-231-7870 for additional information. If you
                   elect to do so, you may also receive a paper copy of the
                   prospectus, by calling 1-800-662-7447.
-------------------------------------------------------------------------------
WHEN YOUR          The trade date is the date on which your account is
ACCOUNT WILL       credited. It is generally the day on which the Fund
BE CREDITED        receives your investment in the form of Federal Funds
                   (monies credited to the Fund's Custodian Bank by a Federal
                   Reserve Bank). Your trade date varies according to your method of payment for your shares.


                   Purchases of Fund shares by check (except the Money Market Portfolio) will receive a trade date the day the funds are received in good order by Vanguard. Thus if your purchase by check is received by the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time), your trade date is the business day your check is received in good order. If your purchase is received after the close of the exchange your trade date is the business day following receipt of your check.


                   For purchases by check for the Money Market Portfolio the Fund is ordinarily credited with Federal Funds within one business day. Thus, if your purchase by check is received by the close of the New York Stock Exchange (generally 4:00 p.m. Eastern time), your trade date is the business day following receipt of your check. If your purchase is received after the close of the Exchange, your trade date is the second business day following receipt of your check.

                   For purchases by Federal Funds wire or exchange, the Fund is credited immediately with Federal Funds. Thus, if your purchase by Federal Funds wire or exchange is received by the close of the Exchange your trade date is the day of receipt. If your purchase is received after the close of the Exchange, your trade date is the business day following receipt of your wire or exchange.

                   Your shares are purchased at the net asset value determined on your trade date. You will begin to earn dividends on the calendar day following the trade date. (For a Friday trade date, you will begin earning dividends on Saturday.) For a purchase of the Money Market Portfolio by Federal Funds wire, you may qualify for a dividend on the date of purchase if you have notified the Fund of your intention to make the purchase by 10:45 a.m. (Eastern time) on the business day of the wire.

                   In order to prevent lengthy processing delays caused by the clearing of foreign checks, Vanguard will only accept a foreign check which has been drawn in U.S. dollars and has been issued by a foreign bank with a U.S. correspondent bank. The name of the U.S. correspondent bank must be printed on the face of the foreign check.

                   Each Portfolio reserves the right to suspend the offering of shares for a period of time. Each Portfolio also reserves the right to reject any specific purchase request.
------------------------------------------------------------------------------

SELLING YOUR
SHARES You may withdraw any portion of the funds in your account by redeeming shares at any time. You generally may initiate a request by writing or by telephoning. Your redemption proceeds are normally mailed, credited or wired--depending upon the method of withdrawal you have previously chosen--within two business days after the receipt of the request in Good Order.

Selling By
Writing A Check    You may withdraw funds from your account by writing a check payable in the amount of $250 or more. When a check is presented for payment to the Fund's agent, CoreStates Bank, the Fund will redeem sufficient shares in your account at the net asset value next determined to cover the amount of the check. In order to establish the checkwriting option on your account, all registered shareholders must sign a signature card. After your completed signature card is received by the Fund, an initial supply of checks will be mailed within 10 business days. There is no charge for checks or for their clearance. Corporations, trusts and other organizations should call our Client Services
                   Department (1-800-662-2739) before submitting signature cards, as additional documents may be required to establish the checkwriting service. Before establishing the checkwriting option, you should be aware that:


                   1. Writing a check (a redemption of shares) is a taxable
                      event.
                   2. The Fund does not allow an account to be closed through the checkwriting option.
                   3. Vanguard cannot guarantee a stop payment on any check.
                      If you wish to reverse a stop payment order, you must do so in writing.
                   4. Shares held in certificate form cannot be redeemed using the checkwriting option.
                   5. The Fund reserves the right to terminate or alter this
                      service at any time.
                   ------------------------------------------------------------
Selling By Mail    Requests should be mailed to Vanguard Financial Center,
                   Vanguard California Tax-Free Fund, P.O. Box 1120, Valley
                   Forge, PA 19482. (For express or registered mail, send your request to Vanguard Financial Center, Vanguard California
                   Tax-Free Fund, 455 Devon Park Drive, Wayne, PA 19087.)

                   The redemption price of shares will be the Portfolio's net asset value next determined after Vanguard has received all required documents in Good Order.
                   ------------------------------------------------------------
32

Definition of
Good Order         Good Order means that the request includes the following:

                   1. The account number and Portfolio name.
                   2. The amount of the transaction (specified in dollars or
                      shares).
                   3. Signatures of all owners exactly as they are registered on the account.
                   4. Any required signature guarantees.
                   5. Other supporting legal documentation that might be
                      required in the case of estates, corporations, trusts, and certain other accounts.
                   6. Any certificates that you hold for the account

                   If you have questions about this definition as it pertains to your request, please call our Client Services Department at 1-800-662-2739.
                   ------------------------------------------------------------
Selling By
Telephone          To sell shares by telephone, you or your pre-authorized
                   representative may call our Client Services Department at 1-800-662-2739. For telephone redemptions, you may have the proceeds sent to you by mail or by wire. In addition to the details below, please see "Important Information About
                   Telephone Transactions."


                   By Mail: Telephone mail redemption is automatically established on your account unless you indicate otherwise on your Account Registration Form. You may redeem any amount by calling Vanguard. The proceeds will be paid to the registered shareholders and mailed to the address of record. Please note: As a protection against fraud, your telephone mail redemption privilege will be suspended for 10 calendar days following any expedited address change to your account. An expedited address change is one that is made by telephone, by Vanguard Online or, in writing, without the signature of all account owners.


                   By Wire: Telephone wire redemption must be specifically elected for your account. The best time to elect telephone wire redemption is at the time you complete your Account Registration Form. If you do not presently have telephone wire redemption and wish to establish it, please contact our Client Services Department.

                   With the wire redemption option, you may withdraw a minimum of $1,000 and have the amount wired directly to your bank account. Wire redemptions less than $5,000 are subject to a $5 charge deducted by Vanguard. There is no Vanguard charge for wire redemptions of $5,000 or more. However, your bank may assess a separate fee to accept incoming wires.

                   A request to change the bank associated with your wire redemption option must be received in writing, signed by each registered shareholder, and accompanied by a voided check or preprinted deposit slips. A signature guarantee is required if your bank registration is not identical to your Vanguard Fund account registration.
                   ------------------------------------------------------------
Selling By Fund
Express

Automatic         If you select the Fund Express Automatic Withdrawal option,
Withdrawal &      money will be automatically moved from your Vanguard Fund
Special           account to your bank account according to the schedule you
Redemption        have selected. The Special Redemption option lets you move money from your Vanguard account to your bank account on an

                   "as needed" basis. To establish these Fund Express options, please provide the appropriate information on the Account
                   Registration Form. We will send you a confirmation of your
                   Fund Express service; please wait three weeks before using the service.
                   ------------------------------------------------------------
Selling By
Exchange           You may sell shares of a Portfolio by making an exchange to another Vanguard Fund account. Please see "Exchanging Your
                   Shares" for details.
                   ------------------------------------------------------------
Important
Redemption
Information        Shares purchased by check or Fund Express may be redeemed
                   at any time. However, your redemption proceeds will not be paid until payment for the purchase is collected, which may take up to ten calendar days.
                   ------------------------------------------------------------
Delivery of
Redemption
Proceeds           Redemption requests received by telephone prior to the
                   close of the New York Stock Exchange (generally 4:00 p.m.
                   Eastern time) are processed on the day of receipt and the redemption proceeds are normally sent on the following business day.

                   Redemption requests received by telephone after the close of the Exchange are processed on the business day following receipt and the proceeds are normally sent on the second business day following receipt.


                   All unpaid dividends credited to your account up to the date of redemption will be included in the redemption check. Redemption proceeds must be sent to you within seven days of receipt of your request in Good Order, except as described above in "Important Redemption Information."


                   If you experience difficulty in making a telephone redemption during periods of drastic economic or market changes, your redemption request may be made by regular or express mail. It will be implemented at the net asset value next determined after your request has been received by Vanguard in Good Order. The Fund reserves the right to revise or terminate the telephone redemption privilege at any time.

                   The Fund may suspend the redemption right or postpone payment at times when the New York Stock Exchange is closed or under any emergency circumstances as determined by the United States Securities and Exchange Commission.
                   ------------------------------------------------------------


Vanguard's
Average Cost
Statement          If you make a redemption from a qualifying account,
                   Vanguard will send you an Average Cost Statement which provides you with the tax basis of the shares you redeemed.
                   Please see "Statement and Reports" for additional information.

Low Balance Fee
and Minimum
Account Balance
Requirement        Due to the relatively high cost of maintaining smaller
                   accounts, the Fund will automatically deduct a $10 annual fee from accounts with balances falling below $2,500
                   ($1,000 for Uniform Gifts/Transfers to Minors Act accounts). This fee deduction will occur mid-year, beginning in 1996. The fee generally will be waived for investors whose aggregate Vanguard assets exceed $50,000.

                   In addition, the Fund reserves the right to liquidate any non-retirement account that is below the minimum initial investment amount of $3,000. If at any time your total investment does not have a value of at least $3,000, you may be notified that your account is below the Fund's minimum account balance requirement. You would then be allowed 60 days to make an additional investment before the account is liquidated. Proceeds would be promptly paid to the registered shareholder.


                   Vanguard will not liquidate your account if it has fallen
                   below $3,000 solely as a result of declining market (i.e., a decline in a Portfolio's net asset value).
-------------------------------------------------------------------------------
EXCHANGING
YOUR SHARES        Should your investment goals change, you may exchange your shares of Vanguard California Tax-Free Fund for those of other available Vanguard Funds.

                   In addition to the details below, please see "Important Information About Telephone Transactions."

Exchanging By
Telephone          When exchanging shares by telephone, please have ready the
                   Portfolio name, account number, Social Security Number or
Call Client        Employer Identification Number listed on the account, and
Services           the exact name and address in which the account is
(1-800-662-2739)   registered. Only the registered shareholder may complete
                   such an exchange. Requests for telephone exchanges received prior to the close of trading on the New York Stock
                   Exchange (generally 4:00 p.m. Eastern time) are processed
                   at the close of business that same day. Requests received
                   after the close of the Exchange are processed the next
                   business day. Telephone exchanges are not accepted into or from Vanguard Balanced Index, Vanguard Index Trust,
                   Vanguard In ternational Equity Index Fund and Vanguard
                   Quantitative Portfolios. If you experience difficulty in
                   making a telephone exchange, your exchange request may be
                   made by regular or express mail, and it will be implemented at the closing net asset value on the date received by
                   Vanguard provided the request is received in Good Order.
                   -----------------------------------------------------------
Exchanging By
Mail               Please be sure to include the name and account number of
                   your current Fund, and the name of the Fund you wish to
                   exchange into, the amount you wish to exchange, and the
                   signatures of all registered account holders. Send your
                   request to Vanguard Financial Center, Vanguard California
                   Tax-Free Fund, P.O. Box 1120, Valley Forge, PA 19482. (For
                   express or registered mail, send your request to Vanguard
                   Financial Center, Vanguard California Tax-Free Fund, 455
                   Devon Park Drive, Wayne PA 19087.)
                   ------------------------------------------------------------
Important
Exchange
Information        Before you make an exchange, you should consider the
                   following:

                   o Please read the Fund's prospectus before making an
                     exchange. For a copy and for answers to any questions you may have, call our Investor Information Department 1-800-662-7447).

                   o An exchange is treated as a redemption and a purchase.
                     Therefore, you could realize a taxable gain or loss on the transaction.

                   o Exchanges are accepted only if the registrations and the
                     Taxpayer Identification numbers of the two accounts are identical.

                   o The shares to be exchanged must be on deposit and not
                     held in certificate form.

                   o New accounts are not currently accepted in
                     Vanguard/Windsor Fund or Vanguard/PRIMECAP Fund.

                   o The redemption price of shares redeemed by exchange is
                     the net asset value next determined after Vanguard has received documentation in Good Order.

                   o When opening a new account by exchange, the required you must meet the minimum investment requirement of the new
                     Fund.

                   Every effort will be made to maintain the exchange privilege. However, the Fund reserves the right to revise or terminate its provisions, limit the amount of or reject any exchange, as deemed necessary, at any time.

                   The Fund's exchange privilege is only available in
                   California, the only state in which the Fund's shares are
                   registered for sale.
------------------------------------------------------------------------------
EXCHANGE
PRIVILEGE
LIMITATIONS        The Fund's exchange privilege is not intended to afford
                   shareholders a way to speculate on short-term movements in the market. Accordingly, in order to prevent excessive use of the exchange privilege that may potentially disrupt the management of the Fund and increase transaction costs, the Fund has established a policy of limiting excessive exchange activity.

                   Exchange activity generally will not be deemed excessive if limited to two substantive exchange redemptions (at least
                   30 days apart) from a Portfolio during any twelve-month
                   period. These limitations do not apply to exchanges from
                   Vanguard's money market portfolios. Notwithstanding these
                   limitations, the Fund reserves the right to reject any
                   purchase request (including exchange purchases from other
                   Vanguard portfolios) that is reasonably deemed to be
                   disruptive to efficient portfolio management.
-------------------------------------------------------------------------------
IMPORTANT
INFORMATION
ABOUT TELEPHONE
TRANSACTIONS       The ability to initiate redemptions (except wire
                   redemptions) and exchanges by telephone is automatically established on your account unless you request in writing that telephone transactions on your account not be permitted. The ability to initiate wire redemptions by telephone will be established on your account only if you specifically elect this option in writing.

                   To protect your account from losses resulting from unauthorized or fraudulent telephone instructions, Vanguard adheres to the following security procedures:


                   1. Security Check. To request a transaction by telephone, the caller must know (i) the name of the Portfolio; (ii) the 10-digit account number; (iii) the exact name and address used in the registration; and (iv) the Social Security or Employer Identification number listed on the account.

                   2. Payment Policy. The proceeds of any telephone redemption made by mail will be made payable to the registered shareowner and mailed to the address of record, only. In the case of a telephone redemption by wire, the wire transfer will be made only in accordance with the shareowner's prior written instructions.

                   Neither the Fund nor Vanguard will be responsible for the authenticity of transaction instructions received by telephone, provided that reasonable security procedures have been followed. Vanguard believes that the security procedures described above are reasonable, and that if such procedures are followed, you will bear the risk of any losses resulting from unauthorized or fraudulent telephone transactions on your account. If Vanguard fails to follow reasonable security procedures, it may be liable for any losses resulting from unauthorized or fraudulent telephone transactions on your account.

------------------------------------------------------------------------------
TRANSFERRING
REGISTRATION       You may transfer the registration of any of your Fund
                   shares to another person by completing a transfer form and sending it to: Vanguard Financial Center, P.O. Box 1110,
                   Valley Forge, PA 19482, Attention: Transfer Department. The
                   request must be in Good Order. Before mailing your request, please call our Client Services Department (1-800-662-2739)
                   for full instructions.
------------------------------------------------------------------------------
STATEMENTS AND
REPORTS            Vanguard will send you a confirmation statement each time
                   you initiate a transaction in your account except for checkwriting redemptions from Vanguard money market accounts. You will also receive a comprehensive account statement at the end of each calendar quarter. The fourth-quarter statement will be a year-end statement, listing all transaction activity for the entire calendar year.


                   Vanguard's Average Cost Statement provides you with the average cost of shares redeemed from your account, using the average cost single category method. This service is available for most taxable accounts opened since January 1, 1986. In general, investors who redeemed shares from a qualifying Vanguard account may expect to receive their Average Cost Statement along with their Portfolio Summary Statement. Please call our Client Services Department (1-800-662-2739) for information.


                   Financial reports on the Fund will be mailed to you semiannually, according to the Fund's fiscal year-end.
-------------------------------------------------------------------------------
OTHER VANGUARD
SERVICES For more information about any of these services, please call our Investor Information Department at 1-800-662-7447.

Vanguard Direct
Deposit Service     With Vanguard's Direct Deposit Service, most U.S.
                   Government checks (including Social Security and military pension checks) and private payroll checks may be automatically deposited into your Vanguard Fund account. Separate brochures and forms are available for direct deposit of U.S. Government and private payroll checks.

Vanguard Automatic
Exchange Service   Vanguard's Automatic Exchange Service allows you to move
                   money automatically am ong your Vanguard Fund accounts. For instance, the service can be used to "dollar cost average" from a money market portfolio into a stock or bond fund or to contribute to an IRA or other retirement plan. Please contact our Client Services Department at 1-800-662-2739.

Vanguard Fund
Express Vanguard's Fund Express allows you to transfer money between your Fund account and your account at a bank, savings and loan association, or a credit union that is a member of the Automated Clearing House (ACH) system. You may elect this service on the Account Registration Form or call our Investor Information Department (1-800-662-7447) for a Fund Express application.

                   Special rules govern how your Fund Express purchases or redemptions are credited to your account. In addition, some services of Fund Express cannot be used with specific Vanguard Funds. For more information, please refer to the Vanguard Fund Express brochure.

Vanguard Dividend
Express Vanguard's Dividend Express allows you to transfer your dividends and/or capital gains distributions automatically from your Fund account, one business day after the Fund's payable date, to your account at a bank, savings and loan association, or a credit union that is a member of the Automated Clearing House (ACH) system. You may elect this service on the Account Registration Form or call our Investor Information Department (1-800-662-7447) for a Vanguard Dividend Express application.

Vanguard
Tele-Account       Vanguard's Tele-Account is a convenient, automated service that provides share price, price change and yield
                   quotations on Vanguard Funds through any TouchTone(TR)
                   telephone. This service also lets you obtain information
                   about your account balance, your last transaction, and your most recent dividend or capital gains payment. To contact
                   Vanguard's Tele-Account service, dial 1-800-ON-BOARD
                   (1-800-662-6273). A brochure offering detailed operating
                   instructions is available from our Investor Information
                   Department (1-800-662-7447).
-------------------------------------------------------------------------------

38
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









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

------
The Vanguard Group
 of Investment
 Companies
Vanguard Financial Center
P.O. Box 2600
Valley Forge, PA 19482

Investor Information
 Department:
1-800-662-7447 (SHIP)

Client Services
 Department:
1-800-662-2739 (CREW)

Tele-Account for
 24-Hour Access:
1-800-662-6273 (ON-BOARD)

Telecommunication
 Service for the
 Hearing-Impaired:
1-800-662-2738

Transfer Agent:
The Vanguard Group, Inc.
Vanguard Financial Center
Valley Forge, PA 19482

PO75


                              P R O S P E C T U S


                                MARCH 29, 1996

                                    PART B

                      VANGUARD CALIFORNIA TAX-FREE FUND


                     STATEMENT OF ADDITIONAL INFORMATION
                                MARCH 29, 1996

   This Statement is not a prospectus but should be read in conjunction with the Fund's current Prospectus dated March 29, 1996. To obtain this Prospectus, please call:


                  Vanguard's Investor Information Department
                                1-800-662-7447

                              TABLE OF CONTENTS

                                                                    Page
                                                                  --------
Investment Limitations  .......................................      B-1
Risk Factors  .................................................      B-6
Yield and Total Return  .......................................      B-7
Calculation of Yield  .........................................      B-7
Comparative Indexes  ..........................................      B-8
Investment Management  ........................................     B-10
Purchase of Shares  ...........................................     B-10
Redemption of Shares  .........................................     B-10
Valuation of Shares  ..........................................     B-11
Management of the Fund  .......................................     B-12
Description of Shares and Voting Rights  ......................     B-15
Financial Statements  .........................................     B-16
Appendix A--Description of Municipal Bonds and their Ratings  .     B-16
Appendix B--Municipal Lease Obligations  ......................     B-19


                            INVESTMENT LIMITATIONS

   The following limitations cannot be changed without the consent of the holders of a majority of the Fund's outstanding shares (as defined in the Investment Company Act of 1940 (the "1940 Act")), including a majority of the shares of each Portfolio.

       1. Each Portfolio will limit the aggregate value of all holdings (except U.S. Government and cash items. as defined under Subchapter M of the Internal Revenue Code (the "Code"), each of which exceeds 5% of the Portfolio's total assets, to an aggregate amount of 50% of such assets;
       2. Each Portfolio will limit the aggregate value of holdings of a single issuer (except U.S. government and cash items, as defined in the Code) to a maximum of 25% of the Portfolio's total assets. For the purposes of this limitation, identification of the issuer will be based on a determination of the source of assets and revenues committed to meeting interest and principal payments of each security;
       3. Each Portfolio will not borrow money except for temporary or emergency purposes and then only in an amount not exceeding 10% of the value of the total assets of that Portfolio. The Portfolio will repay all borrowing before making additional investments. Interest paid on such borrowings will reduce income;
       4. Each Portfolio will not pledge, mortgage or hypothecate its assets to any extent greater than 10% of the value of the total assets of the Portfolio;
       5. Each Portfolio will not issue senior securities as defined in the 1940 Act;

       6. Each Portfolio will not engage in the business of underwriting securities issued by other persons, except to the extent that the Portfolio may technically be deemed an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities;

       7. Each Portfolio will not purchase or otherwise acquire any security, if as a result, more than 15% (10% with respect to the Money Market Portfolio) of its net assets would be invested in securities that are illiquid (included in this limitation is the Fund's investment in The Vanguard Group, Inc.);

       8. Each Portfolio will not purchase or sell real estate, but this shall not prevent investments in Municipal Bonds secured by real estate or interests therein;
       9. Each Portfolio will not make loans to other persons, except by the purchase of bonds, debentures or similar obligations which are publicly distributed and as provided under "Lending of Securities";
       10. Each Portfolio will not purchase on margin or sell short, except as specified below in Investment Limitation No. 12;
       11. Each Portfolio will not purchase or retain securities of an issuer if those Trustees of the Fund, each of whom owns more than 1/2 of 1% of such securities, together own more than 5% of the securities of such issuer;
       12. Each Portfolio will not purchase or sell commodities or commodities contracts, except that the California Insured Intermediate-Term and Long-Term Portfolios may invest in bond futures contracts, bond options and options on bond futures contracts to the extent that not more than 5% of a Portfolio's assets are required as deposit on futures contracts and not more than 20% of the Portfolio's assets are invested in futures contracts and/or options transactions at any time;
       13. Each Portfolio will not invest its assets in securities of other investment companies except as they may be part of a merger, consolidation, reorganization or acquisition of assets or otherwise, to the extent permitted by Section 12 of the 1940 Act;

       14. Each Portfolio will not invest in securities other than municipal bonds except that each Portfolio may make temporary investments in (a) notes issued by or on behalf of municipal or corporate issuers, obligations of the U.S. Government and its agencies, commercial paper, and bank certificates of deposit; (b) investment companies investing in such securities which have investment objectives consistent with those of the Portfolio to the extent permitted by the 1940 Act; and (c) any such securities or municipal bonds subject to repurchase agreements;

       15. Each Portfolio will not invest in put, call, straddle or spread options (except as described above in investment limitation No. 12) or interests in oil, gas or other mineral exploration or development programs;
       16. Each Portfolio will not purchase an industrial revenue bond if as a result of such purchase (i) more than 5% of the Portfolio's total assets, determined at market value at the time of the proposed investment, would be invested in industrial revenue bonds where the payment of principal and interest is the responsibility of a company with less than three (3) years' operating history, or (ii) more than 20% of the Portfolio's total assets, determined at market value at the time of the proposed investment, would be invested in industrial development bonds. These restrictions do not apply to municipal obligations where the payment of principal and interest is the responsibility of a government or the political subdivision of a government.


   The above-mentioned investment limitations are considered at the time investment securities are purchased. Notwithstanding these limitations, each Portfolio may own all or any portion of the securities of, or make loans to, or contribute to the costs or other financial requirements of, any company which will be (1) wholly owned by the Fund and one or more other investment companies and (2) primarily engaged in the business of providing, at cost, management, administrative, distribution and/or related services to the Fund and such other investment companies. Additionally, the Fund may invest in when-issued securities without limitation. Please see the prospectus for a description of securities.


   Lending of Securities. Each Portfolio may lend its investment securities to qualified institutions who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, the Portfolio attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio. The Portfolio may lend its investment securities to qualified brokers, dealers, banks or other financial institutions, so long as the terms and the structure of such loans are not inconsistent with the 1940 Act, or the Rules and Regulations or interpretations of the Securities and Exchange Commission (the "Commission") thereunder, which currently require that (a) the borrower pledge and maintain with the Portfolio collateral having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time and (d) the Portfolio receive reasonable interest on the loan (which may include the Portfolio investing any cash collateral in interest bearing short- term investments), any distribution on the loaned securities and any increase in their market value. A Portfolio will not lend its investment securities, if as a result, the aggregate of such loans exceeds 10% of the value of its total assets. Loan arrangements made by the Portfolio will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which rules presently require the borrower, after notice, to redeliver the securities within the normal settlement time of three business days. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Fund's Board of Trustees. Income derived from lending of securities is not tax- exempt, and, thus, a Portfolio will limit such activity in accordance with its investment objective.


FUTURES CONTRACTS AND OPTIONS

   The Insured Intermediate-Term and Insured Long-Term Portfolios may enter into futures contracts, options, and options on futures contracts for several reasons: to maintain cash reserves while simulating full investment, to facilitate trading, to reduce transactions costs, or to seek higher investment returns when a futures contract is priced more attractively than the underlying municipal security or index. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. Government Agency.

   Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold," or "selling" a contract previously purchased) in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

   Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold at prices which may range upward from less than 5% of the value of the contract being traded.

   After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes, to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, changes in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Fund expects to earn interest income on its margin deposits.

   Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from fluctuations in the interest rates of underlying securities. The Fund intends to use futures contracts only for bona fide hedging purposes.

   Regulations of the CFTC applicable to the Fund require that all of its futures transactions constitute bona fide hedging transactions. The Portfolio will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase. As evidence of this hedging interest, the Portfolio expects that approximately 75% of its futures contract purchases will be "completed," that is, equivalent amounts of related securities will have been purchased or are being purchased by the Portfolio upon sale of open futures contracts.

   Although techniques other than the sale and purchase of futures contracts could be used to control the Portfolio's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While the Portfolio will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.

RESTRICTIONS ON THE USE OF FUTURES CONTRACTS

   A Portfolio will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of the Fund's total assets. In addition, a Portfolio will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under these contracts would exceed 20% of the Portfolio's total assets. Assets committed to futures contracts or options will be held in a segregated account at the Fund's custodian bank.

RISK FACTORS IN FUTURES TRANSACTIONS

   Positions in futures contracts may be closed out only on an Exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Portfolio has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Portfolios may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the ability to effectively hedge it.

   The Portfolios will minimize the risk that they will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market. The principal interest rate futures exchanges in the United States are the Board of Trade of the City of Chicago and the Chicago Mercantile Exchange.

   The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the futures strategies of the Portfolio are engaged in only for hedging purposes, the Adviser does not believe that the Portfolio is subject to the risks of loss frequently associated with futures transactions. The Portfolio would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

   Utilization of futures transactions by the Portfolios does involve the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities or other characteristics than the portfolio securities being hedged. It is also possible that the Portfolios could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There is also the risk of loss by a Portfolio of margin deposits in the event of bankruptcy of a broker with whom the Portfolio has an open position in a futures contract or related option.

   Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses.

FEDERAL TAX TREATMENT OF FUTURES CONTRACTS

   The Insured Intermediate-Term and Insured Long-Term Portfolios are required for federal income tax purposes to recognize as income for each taxable year their net unrealized gains and losses on certain futures contracts held as of the end of the year as well as those actually realized during the year. In most cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Furthermore, sales of futures contracts which are intended to hedge against a change in the value of securities held by the Portfolios may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition. A Portfolio may be required to defer the recognition of losses on futures contracts to the extent of any unrecognized gains on related positions held by the Portfolio.

   In order for each Portfolio to continue to qualify for Federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, gains from the sale of securities or of foreign currencies or other income derived with respect to the Portfolio's business of investing in securities. In addition, gains realized on the sale or other disposition of securities held for less than three months must be limited to less than 30% of the Portfolio's annual gross income. It is anticipated that any net gain realized from the closing out of futures contracts will be considered gain from the sale of securities and therefore be qualifying income for purposes of the 90% requirement. In order to avoid realizing excessive gains on securities held less than three months, the Portfolios may be required to defer the closing out of futures contracts beyond the time when it would otherwise be advantageous to do so. It is anticipated that unrealized gains on futures contracts, which have been open for less than three months as of the end of each Portfolio's fiscal year and which are recognized for tax purposes, will not be considered gains on sales of securities held less than three months for the purpose of the 30% test.

   The Portfolios will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes (including unrealized gains at each end of the Portfolio's fiscal year) on futures transactions. Such distributions will be combined with distributions of capital gains realized on the Portfolio's other investments and shareholders will be advised on the nature of the transactions.

                                 RISK FACTORS
                      VANGUARD CALIFORNIA TAX-FREE FUND

   The Vanguard California Tax-Free Fund invests primarily in the obligations of California state government and various local governments, including counties, cities, special districts, agencies and authorities. In general, the credit quality and credit risk of any issuer's debt depend on the state and local economy, the health of the issuer's finances, the amount of the issuer's debt, the quality of management, and the strength of legal provisions in debt documents that protect debt holders. Credit risk is usually lower wherever the economy is strong, growing and diversified; financial operations are sound; and the debt burden is reasonable.

   The credit risk associated with direct obligations of the State of California and State agencies, including general obligation and revenue bonds, lease debt, and notes, is now average. For most of the last two decades, the State's general obligation bonds had enjoyed the highest rating by either Moody's Investors Service or Standard & Poor's. California's high credit quality reflected the growth of its strong and diversified economy, a low debt position, wealth levels higher than the national average, and a generally sound and stable financial position. However, California's credit quality has declined since the onset of the national recession in 1990.

   California's economy, largest among the states, is also one of the largest in the world. The State's population, nearly 30 million in 1990, has doubled since 1960 and constitutes about 12% of the U.S. total. Rapid growth is continuing, with rates more than twice that of the national average during the 1980s. Personal income growth lagged U.S. growth in the 1980s, but per capita income was still 10% above the national average in 1990. A growing, young population, a strong higher education system, and excellent ports continue to bolster California's economic prospects. Employment and income are not concentrated in any one sector. In fact, California's economy closely mirrors that of the U.S. One caveat to this observation concerns the defense industry. For many years, California has led the Nation in receipt of total direct U.S. military expenditures. However, as the State's economy expanded, the concentration in defense has lessened. Nonetheless, as U.S. policy has resulted in lower defense spending, parts of California, especially the Los Angeles Region, have been adversely affected, and these trends might continue.

   The State economy and State financial operations are exposed to the risk of cyclical national recessions. In recession, credit quality can drop if debt issuers do not maintain a balance between revenues and expenditures. This occurred in the early 1980s when Moody's and Standard & Poor's downgraded the State. Subsequently, State finances were restored to sound levels, and credit ratings were upgraded. California was especially hard hit by the recent national recession and experienced three credit-rating downgrades by each of the two major rating agencies. The effects of recession were not strongly felt in California until 1991 and the state has recently begun to emerge from the depths of recession. Led by declines in defense-related activities and construction (especially commercial real estate), the State lost over 800,000 jobs between 1990-1993, or about 6% of non-agricultural employment. The recession resulted in a failure by State government to realize revenue and spending targets. The State budget was chronically imbalanced in 1991 and 1992. State aid was reduced, spreading fiscal stress to local governments, including schools. Severe fiscal stress continues in State government and many local governments, and additional credit-rating downgrades are possible.

   Despite the overall strength of California credit quality, there are a number of additional risks. The adoption of revenue and expenditure limitations (articles XIIIA and XIIIB of the California Constitution) by voters in the late 1970s placed many local governments under a degree of fiscal stress which continues. Court decisions and the adoption of subsequent propositions softened many of the effects of these limitations. However, it should be noted that California voters have demonstrated a willingness to utilize the statutory initiative process to curtail the financial operations of state and local government, as well as to increase public debt. This willingness is a continuing risk to debt holders.

   Another risk resulting from Proposition 13 concerns the security provisions for debt repayment. Since 1978, general obligation debt issuance has required voter approval by a two-thirds majority. As a result, most tax-backed debt now issued by California local governments is not general obligation debt, does not have "full faith and credit" backing, and has higher credit risk and more limited bondholder rights.

   Some risks in California apply more to local issuers than to state government. In areas of very rapid population growth, the costs of building public infrastructure are very high, large amounts of municipal bonds are being sold, and debt burden is increasing. In some parts of southern California, there is also a fear that population growth may possibly limit future economic growth due to transportation and air pollution problems.

   Finally, California is subject to unique natural hazard risks. Earthquakes and wildfires can cause localized economic harm which could limit the ability of governments to repay debt. Drought is also a concern insofar as it affects agricultural production, power generation, and the supply of drinking water. Drought not only places stress on the economy generally; it can limit the ability of certain public utilities to repay debt.

   A Word About the Orange County Bankruptcy. On December 6, 1994, officials of Orange County, California filed for bankruptcy under Chapter 9 of the federal Bankruptcy Code. This was the first municipal bankruptcy filing by a major government since the Great Depression. As of March 31, 1995, there have been no major defaults on bonds by the county or the other 187 California government participants (mainly from Orange County) whose cash was invested on a pooled basis with Orange County. However, if plans for a financial rescue of the county are not completed before the end of June, 1995, a series of major defaults could occur. Importantly, the Fund has no direct exposures to losses stemming from Orange County. However, if Orange County defaults on its debts, interest rates on some municipal securities in California, especially municipal notes, are likely to rise.

                            YIELD AND TOTAL RETURN


   The yield of the California Insured Long-Term Portfolio and the California Insured Intermediate-Term Portfolio for the 30-day period ended November 30, 1995 was 5.15% and 4.61%, respectively.

   The average annual total return of the California Insured Long-Term Portfolio for the one- and five- year periods ended November 30, 1995, and the period since (inception April 7, 1986) to November 30, 1995, was +20.11%, +8.70 and +8.11%, respectively. The total return of the California Insured Intermediate-Term Portfolio for the one-year period and the period since inception (March 4, 1994) to November 30, 1995 was +13.88% and +7.63%, respectively. The average annual total return of the California Money Market Portfolio for the one-year and five-year periods ended November 30, 1995, and the period from inception (June 1, 1987) to November 30, 1995, was +3.69%, +3.22% and +4.14%, respectively. Total return is computed by finding the average compounded rates of return over the one-year period set forth above that would equate an initial amount invested at the beginning of the period to the ending redeemable value of the investment.


                             CALCULATION OF YIELD

   The current yield of the California Money Market Portfolio is calculated daily on a base period return of a hypothetical account having a beginning balance of one share for a particular period of time (generally 7 days). The return is determined by dividing the net change (exclusive of any capital changes) in such account by its average net asset value for the period, and then multiplying it by 365/7 to get the annualized current yield. The calculation of net change reflects the value of additional shares purchased with the dividends by the Portfolio, including dividends on both the original share and on such additional shares. An effective yield, which reflects the effects of compounding and represents an annualization of the current yield with all dividends reinvested, may also be calculated for the Portfolio by adding 1 to the net change, raising the sum to the 365/7 power, and subtracting 1 from the result.


   Set forth below is an example, for purposes of illustration only, of the current and effective yield calculations for the California Money Market Portfolio for the 7-day base period ended November 30, 1995.

                                                                            Money Market Portfolio
                                                                            ----------------------
                                                                                   11/30/95
                                                                                   --------
Value of account at beginning of period  ................................         $1.00000
Value of same account at end of period*  ................................         $1.00069
                                                                                  --------
Net Change in account value  ............................................         $ .00069
Annualized Current Net Yield (Net Change X 365/7)/average net asset
  value .................................................................            3.61%
  Effective Yield [(Net Change) + 1] 365/7 - 1  .........................            3.68%
Average Weighted Maturity of Investments  ...............................           65 Days

------
* Exclusive of any capital changes.

   The net asset value of the California Money Market Portfolio is $1.00 and it is not expected to fluctuate. The Money Market Portfolio seeks to maintain, but does not guarantee, a constant net asset value of $1.00 per share. Although the Money Market Portfolio invests in high-quality instruments, the shares of the Portfolio are not insured or guaranteed by the U.S. Government. The yield of the Portfolio will fluctuate. The annualization of a week's dividend is not a representation by the Portfolio as to what an investment in the Portfolio will actually yield in the future. Actual yields will depend on such variables as investment quality, average maturity, the type of instruments the Portfolio invests in, changes in interest rates on instruments, changes in the expenses of the Fund and other factors. Yields are one basis investors may use to analyze the Portfolios of the Fund, and other investment vehicles, however, yields of other investment vehicles may not be comparable because of the factors set forth in the preceding sentence, differences in the time periods compared, and differences in the methods used in valuing portfolio instruments, computing net asset value and calculating yield.
                             COMPARATIVE INDEXES

   Vanguard may use reprinted material discussing The Vanguard Group, Inc. or any of the member funds of The Vanguard Group of Investment Companies.

   Each of the investment company members of The Vanguard Group, including Vanguard Variable Insurance Fund, may from time to time, use one or more of the following unmanaged indexes for comparative performance purposes.

Standard and Poor's 500 Composite Stock Price Index--is a well diversified list of 500 companies representing the U.S. Stock Market.

Wilshire 5000 Equity Index--consists of more than 6,000 common equity securities, covering all stocks in the U.S. for which daily pricing is available.

Wilshire 4500 Equity Index--consists of all stocks in the Wilshire 5000 except for the 500 stocks in the Standard and Poor's 500 Index.

Russell 3000 Stock Index--a diversified portfolio of approximately 3,000 common stocks accounting for over 90% of the market value of publicly traded stocks in the U.S.

Russell 2000 Stock Index--a subset of approximately 2,000 of the smallest stocks contained in the Russell 3000; a widely-used benchmark for small capitalization common stocks.

Morgan Stanley Capital International EAFE Index--is an arithmetic, market value-weighted average of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East.

Goldman Sachs 100 Convertible Bond Index--currently includes 71 bonds and 29 preferreds. The original list of names was generated by screening for convertible issues of $100 million or greater in market capitalization. The index is priced monthly.

Salomon Brothers GNMA Index--includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

Salomon Brothers High-Grade Corporate Bond Index--consists of publicly issued, non-convertible corporate bonds rated Aa or Aaa. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

Salomon Brothers Broad Investment-Grade Bond--is a market-weighted index that contains over 4,800 individually priced investment-grade corporate bonds rated BBB or better, U.S. Treasury/agency issues and mortgage pass-through securities.

Lehman Long-Term Treasury Bond--is composed of all bonds covered by the Shearson Lehman Hutton Treasury Bond Index with maturities of 10 years or greater.

Merrill Lynch Corporate & Government Bond--consists of over 4,500 U.S. Treasury, Agency and investment grade corporate bonds.

Lehman Corporate (Baa) Bond Index--all publicly offered fixed-rate, nonconvertible domestic corporate bonds rated Baa by Moody's, with a maturity longer than 1 year and with more than $25 million outstanding. This index includes over 1,000 issues.


Lehman Brothers Long-Term Corporate Bond Index--is a subset of the Lehman Corporate Bond Index covering all corporate, publicly issued, fixed-rate, nonconvertible U.S. debt issues rated at least Baa, with at least $50 million principal outstanding and maturity greater than 10 years.


Bond Buyer Municipal Index (20 Year) Bond--is a yield index on current coupon high-grade general obligation municipal bonds.

Standard & Poor's Preferred Index--is a yield index based upon the average yield of four high- grade, non-callable preferred stock issues.

NASDAQ Industrial Index--is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

Composite Index--70% Standard & Poor's 500 Index and 30% NASDAQ Industrial
Index.


Composite Index--35% Standard & Poor's 500 Index and 65% Lehman Brothers Long-Term Corporate Bond Index.


Composite Index--65% Standard & Poor's 500 Index and 35% Salomon Brothers High-Grade Bond Index.


Lehman Brothers Aggregate Bond Index--is a market-weighted index that contains individually priced U.S. Treasury, agency, corporate, and mortgage pass-through securities corporate rated BBB- or better. The Index has a market value of over $4 trillion.

Lehman Brothers Mutual Fund Short (1-5) Government/Corporate Index--is a market-weighted index that contains individually priced U.S. Treasury, agency, and corporate investment grade bonds rated BBB- or better with maturities between 1 and 5 years. The index has a market value of over $1.3 trillion.

Lehman Brothers Mutual Fund Intermediate (5-10) Government/Corporate Index--is a market-weighted index that contains individually priced U.S. Treasury, agency, and corporate securities rated BBB- or better with maturities between 5 and 10 years. The index has a market value of over $600 billion.

Lehman Brothers Mutual Fund Long (10+) Government/Corporate Index--is a market-weighted index that contains individually priced U.S. Treasury, agency, and corporate securities rated BBB- or better with maturities greater than 10 years. The index has a market value of over $900 billion.


Lipper Small Company Growth Fund Average--the average performance of small company growth funds as defined by Lipper Analytical Services, Inc. Lipper defines a small company growth fund as a fund that by prospectus or portfolio practice, limits its investments to companies on the basis of the size of the company. From time to time, Vanguard may advertise using the average performance and/or the average expense ratio of the small company growth funds. (This fund category was first established in 1982. For years prior to 1982, the results of the Lipper Small Company Growth category were estimated using the returns of the Funds that constituted the Group at its inception.)


Lipper Balanced Fund Average--an industry benchmark of average balanced funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

Lipper Non-Government Money Market Fund Average--an industry benchmark of average non- government money market funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

Lipper Government Money Market Fund Average--an industry benchmark of average government money market funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

Lipper General Equity Fund Average--an industry benchmark of average general equity funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

Lipper Fixed Income Fund Average--an industry benchmark of average fixed income funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.


                            INVESTMENT MANAGEMENT

   The Fund receives all investment advisory services on an "internalized," at-cost basis from an experienced investment management staff employed directly by The Vanguard Group, Inc. ("Vanguard"), a subsidiary jointly owned by the Fund and the other Funds in The Vanguard Group of Investment Companies. The investment management staff is supervised by the senior officers of the Fund.

   The investment management staff is responsible for: maintaining the specified standards; making changes in specific issues in light of changes in the fundamental basis for purchasing such securities; and adjusting the Fund to meet cash inflow (or outflow), which reflects net purchases and exchanges of shares by investors (or net redemptions of shares) and reinvestment of the Fund's income.

   A change in securities held by the Fund is known as "portfolio turnover" and may involve the payment of the Fund of dealer mark-ups, underwriting commissions and other transaction costs on the sales of securities as well as on the reinvestment of the proceeds in other securities. The annual portfolio turnover rate for each of the Fund's portfolios is set forth under the heading "Financial Highlights" in the California Tax-Free Fund prospectus. The portfolio turnover rate is not a limiting factor when management deems it desirable to sell or purchase securities. It is impossible to predict whether or not the portfolio turnover rate in future years will vary significantly from the rates in recent years.


   During the fiscal years ended November 30, 1993, 1994 and 1995, the Fund did not pay any brokerage commissions.


                              PURCHASE OF SHARES


   The Fund reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund, and (iii) to reduce or waive the minimum investment for or any other restrictions on initial and subsequent investments under circumstances where certain economies can be achieved in sales of the Fund's shares.


   Stock Certificates. Your purchase will be made in full and fractional shares of the Fund calculated to three decimal places. Shares are normally held on deposit for shareholders by the Fund, which will send to shareholders a statement of shares owned at the time of each transaction. This saves the shareholders the trouble of safekeeping the certificates and saves the Fund the cost of issuing certificates. Share certificates for the California Insured Intermediate-Term and Insured Long-Term Portfolios are, available upon written request at no additional cost to shareholders. No certificates will be issued for fractional shares of these Portfolios, or any shares of the Money Market Portfolio.

                             REDEMPTION OF SHARES

   The Fund may suspend redemption privileges or postpone the date of payment
(i) during any period that the New York Stock Exchange is closed, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission"), (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or fairly to determine the value of its assets, and (iii) for such other periods as the Commission may permit.

   If the Board of Trustees determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities held by the Fund in lieu of cash in conformity with applicable rules of the Commission. Investors may incur brokerage charges on the sale of such securities so received in payment of redemptions.

   No charge is made by the Fund for redemptions except for wire redemptions of under $5000 which may be charged a maximum fee of $5.00. Any redemption may be more or less than the shareholder's cost depending on the market value of the securities held by the Fund.


   Signature Guarantees. To protect your account, the Fund and Vanguard from fraud, signature guarantees are required for certain redemptions. Signature guarantees enable the Fund to verify the identity of the person who has who has authorized a redemption from your account. Signature guarantees are required in connection with: (1) all redemptions, regardless of the amount involved, when the proceeds are to be paid to someone other than the registered owners; and (2) share transfer requests.


   A signature guarantee may be obtained from banks, brokers and any other guarantor institution that Vanguard deems acceptable. Notaries public are not acceptable guarantors.

   The signature guarantees must appear either: (1) on the written request for redemption, (2) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed, or (3) on all stock certificates tendered for redemption and, if shares held by the Fund are also being redeemed, on the letter or stock power.

                             VALUATION OF SHARES

   The valuation of shares of the California Insured Intermediate-Term and Insured Long-Term Portfolios is described in detail in the Prospectus.


   California Money Market Portfolio. The net asset value per share of the California Money Market Portfolio is determined on each day that the New York Stock Exchange is open.


   It is the policy of the California Money Market Portfolio to attempt to maintain a net asset value of $1.00 per share for purposes of sales and redemptions. The Money Market Portfolio seeks to maintain, but does not guarantee, a constant net asset value of $1.00 per share. Although the Money Market Portfolio invests in high-quality instruments, the shares of the Portfolio are not insured or guaranteed by the U.S. Government. The instruments held by the California Money Market Portfolio are valued on the basis of amortized cost which does not take into account unrealized capital gains or losses. This involves valuing an instrument at-cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument. During periods of declining interest rates, the daily yield on shares of the Portfolio computed as described above may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments. Thus, if the use of amortized cost by the Portfolio resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Portfolio would be able to obtain a somewhat higher yield than would result from investment in a fund utilizing solely market values, and existing investors in the Portfolio would receive less investment income. The converse would apply in a period of rising interest rates.

   The valuation of the California Money Market Portfolio's instruments based upon their amortized cost and the commitment to maintain the Portfolio's per share net asset value of $1.00 is based on the conditions set forth in Rule 2a-7 under the Investment Company Act of 1940. The Portfolio will maintain a dollar-weighted average portfolio maturity of 90 days or less, will purchase instruments having remaining maturities of thirteen months or less only, and will invest only in securities determined by the Board of Trustees to be of high quality with minimal credit risks.

   It is a fundamental objective of management to maintain the Portfolio's price per share as computed for the purpose of sales and redemptions at $1.00. The Trustees have established procedures designed to achieve this objective. Such procedures will include a review of the Portfolio's holdings by the Trustees, at such intervals as they may deem appropriate, to determine whether the Portfolio's net asset value calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the Trustees. If such deviation exceeds 1/2 of 1%, the Trustees will promptly consider what action, if any, will be initiated. In the event the Trustees determine that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, they have agreed to take such corrective action as they regard as necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; making a special capital distribution; redemptions of shares in kind; or establishing a net asset value per share by using available market quotations.

                            MANAGEMENT OF THE FUND

OFFICERS AND TRUSTEES


   The Fund's Officers, under the supervision of the Board of Trustees, manage the day-to-day operations of the Fund. The Trustees set broad policies for the Fund and choose its Officers. The following is a list of Trustees and Officers of the Fund and a statement of their present positions and principal occupations during the past five years is set forth below. As of November 30, 1995, the Trustees owned less than 1% of the Fund's outstanding shares. The mailing address of the Fund's Trustees and Officers is Post Office Box 876, Valley Forge, PA 19482.

JOHN C. BOGLE, Chairman and Trustee*
 Chairman and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group; Director of The Mead Corporation and General Accident Insurance.

JOHN J. BRENNAN, President, Chief Executive Officer & Trustee*
 President, Chief Executive Officer and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

ROBERT E. CAWTHORN, Trustee
 Chairman of Rhone-Poulenc Rorer, Inc.; Director of Sun Company, Inc.


BARBARA BARNES HAUPTFUHRER, Trustee
 Director of The Great Atlantic and Pacific Tea Company, Alco Standard Corp., Raytheon Company, Knight-Ridder, Inc., and Massachusetts Mutual Life Insurance Co and Trustee Emerita of Wellesley College.


BURTON G. MALKIEL, Trustee
 Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Amdahl Corporation, Baker Fentress & Co., The Jeffrey Co., and Southern New England Communications Company.

ALFRED M. RANKIN, Trustee
 Chairman, President, and Chief Executive Officer of NACCO Industries, Inc.; Director of The BFGoodrich Company and The Standard Products Company.

JOHN C. SAWHILL, Trustee
 President and Chief Executive Officer, The Nature Conservancy; formerly, Director and Senior Partner, McKinsey & Co.; President, New York University; Director of Pacific Gas and Electric Company and NACCO Industries.


JAMES O. WELCH, JR., Trustee
 Retired Chairman of Nabisco Brands, Inc., retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc. and Director of Kmart Corporation.

J. LAWRENCE WILSON, Trustee
 Chairman and Chief Executive Officer of Rohm & Haas Company; Director of Cummins Engine Company and Trustee of Vanderbilt University.


RICHARD F. HYLAND, Treasurer*
 Treasurer of The Vanguard Group, Inc. and of each of the investment companies in The Vanguard Group.

RAYMOND J. KLAPINSKY, Secretary*
 Senior Vice President and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.


KAREN E. WEST, Controller*
 Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.


------
* Officers of Fund are "interested persons" as defined in the Investment Company Act of 1940.

THE VANGUARD GROUP

  Vanguard California Tax-Free Fund is a member of The Vanguard Group of Investment Companies. Through their jointly-owned subsidiary, The Vanguard Group, Inc. ("Vanguard"), the Fund and the other Funds in the Group obtain at-cost virtually all of their corporate management, administrative and distribution services. Vanguard also provides investment advisory services on an at-cost basis to several of the Vanguard Funds, including the Vanguard California Tax-Free Fund.

   Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the Funds and also furnishes the Funds with necessary office space, furnishings and equipment. Each Fund pays its share of Vanguard's net expenses which are allocated among the Funds under methods approved by the Board of Trustees (Directors) of each Fund. In addition, each Fund bears its own direct expenses such as legal, auditing and custodian fees. In order to generate additional revenues for Vanguard and thereby reduce the Fund's expenses, Vanguard also provides certain administrative services to other organizations.

   The Fund's Officers are also Officers and employees of Vanguard. No Officer or employee owns, or is permitted to own, any securities of any external adviser for the Funds.

   The Vanguard Group adheres to a Code of Ethics established pursuant to Rule 17j-1 under the Investment Company Act of 1940. The Code is designed to prevent unlawful practices in connection with the purchase or sale of securities by persons associated with Vanguard. Under Vanguard's Code of Ethics certain officers and employees of Vanguard who are considered access persons are permitted to engage in personal securities transactions. However, such transactions are subject to procedures and guidelines substantially similar to those recommended by the mutual fund industry and approved by the U.S. Securities and Exchange Commission.


   The Vanguard Group, Inc. ("Vanguard") was established and operates under a Funds' Service Agreement which was approved by the shareholders of each of the Funds. The amounts which each of the Funds has invested are adjusted from time to time in order to maintain the proportionate relationship between each Fund's relative net assets and its contribution to Vanguard's capital. At November 30, 1995 Vanguard California Tax-Free Fund had contributed capital of $285,000 to Vanguard representing 1.4% of Vanguard's capitalization. The Fund's Service Agreement provides as follows: (a) each Vanguard Fund may invest up to 0.40% of its current net assets in Vanguard and (b) there is no restriction or the maximum cash investment that the Vanguard Funds may make in Vanguard.

   Management. Corporate management and administrative services include: (1) executive staff; (2) accounting and financial; (3) legal and regulatory; (4) shareholder account maintenance; (5) monitoring and control of custodian relationships; (6) shareholder reporting; and (7) review and evaluation of advisory and other services provided to the Funds by third parties. During the fiscal year ended November 30, 1995, the Funds' share of Vanguard's actual net costs of operations relating to management and administrative services (including transfer agency) totaled approximately $3,387,000.


   Distribution. Vanguard provides all distribution and marketing activities for the Funds in the Group. Vanguard Marketing Corporation, a wholly-owned subsidiary of The Vanguard Group, Inc. acts as Sales Agent for shares of the Funds, in connection with any sales made directly to investors in the states of Florida, Missouri, New York, Ohio, Texas and such other states as it may be required.

   The principal distribution expenses are for advertising, promotional materials and marketing personnel. Distribution services may also include organizing and offering to the public, from time to time, one or more new investment companies which will become members of the Group. The Trustees (Directors) and Officers of Vanguard determine the amount to be spent annually on distribution activities, the manner and amount to be spent on each Fund, and whether to organize new investment companies.

   One half of the distribution expenses of a marketing and promotional nature is allocated among the Funds based upon their relative net assets. The remaining one half of these expenses is allocated among the Funds based upon each Fund's sales for the preceding 24 months relative to the total sales of the Funds as a Group, provided, however, that no Fund's aggregate quarterly rate of contribution for distribution expenses of a marketing and promotional nature shall exceed 125% of the average distribution expense rate for the Group, and that no Fund shall incur annual distribution expenses in excess of 20/100 of 1% of its average month-end net assets. During the year ended November 30, 1995 the Fund paid approximately $534,000 of the Group's distribution and marketing expenses.

   Investment Advisory Services. Vanguard also provides investment advisory services to the Fund, Vanguard Municipal Bond Fund, Vanguard Money Market Reserves, Vanguard Admiral Funds; the several Portfolios of Vanguard Fixed Income Securities Fund; Vanguard Institutional Index Fund; Vanguard Bond Index Fund; the Vanguard Florida Insured Tax-Free Fund; Vanguard New Jersey Tax-Free Fund; Vanguard New York Insured Tax-Free Fund; Vanguard Ohio Tax-Free Fund; Vanguard Pennsylvania Tax-Free Fund; Vanguard Tax-Managed Fund; the Aggressive Growth Portfolio of Vanguard Horizon Fund; Vanguard Balanced Index Fund; Vanguard Index Trust; Vanguard International Equity Index Fund; secured Portfolio of Vanguard Variable Insurance Fund; a portion of Vanguard/Windsor II, a portion of Vanguard/Morgen Growth Fund as well as several indexed separate accounts. These services are provided on an at-cost basis from a money management staff employed directly by Vanguard. The compensation and other expenses of this staff are paid by the Funds utilizing these services. During the years ended November 30, 1993, 1994 and 1995, the Fund paid approximately $174,000, $238,000 and $286,000 respectively, of Vanguard's investment advisory expenses.

   Remuneration of Trustees and Officers. The Fund pays each Trustee, who is not also an Officer, an annual fee plus travel and other expenses incurred in attending Board meetings. During the year ended November 30, 1995 the Fund paid $8,000 in Trustees' expenses. The Fund's Officers and employees are paid by Vanguard which, in turn, is reimbursed by the Fund, and each other Fund in the Group, for its proportionate share of Officers' and employees' salaries and retirement benefits. During the year ended November 30, 1995 the Fund's proportionate share of remuneration paid to all Officers of the Fund, as a group, was approximately $ o .

   Trustees who are not Officers are paid an annual fee based on the number of years of service on the Board upon retirement. The fee is equal to $1,000 for each year of service (up to fifteen years) and each investment company member of the Vanguard Group contributes a proportionate amount to this fee based on its relative net assets. Under its Retirement Plan, Vanguard contributes annually an amount equal to 10% of each eligible officer's annual compensation plus 5.7% of that part of an eligible officer's compensation during the year, if any, that exceeds the Social Security Taxable Wage Base then in effect. Under its Thrift Plan, all eligible Officers are permitted to make pre-tax contributions in an amount up to 4% of total compensation, subject to federal tax limitations, which are matched by Vanguard on a 100% basis. The Fund's proportionate share of retirement contributions made by Vanguard under its retirement and thrift plans on behalf of all Officers of the Fund, as a group, during the 1995 fiscal year was approximately $ o .

   The following table provides detailed information with respect to the amounts paid or accrued for the Trustees for the fiscal year ended November 30, 1995.

                      VANGUARD CALIFORNIA TAX-FREE FUND
                              COMPENSATION TABLE

                                                    Pension or
                                                    Retirement                            Total Compensation
                                 Aggregate           Benefits        Estimated Annual          From All
                                Compensation    Accrued As Part of       Benefits       Vanguard Funds Paid to
      Names of Trustees          From Fund        Fund Expenses       Upon Retirement         Trustees(3)
      -----------------        --------------   ------------------    ----------------   ----------------------
John C. Bogle(1),(2)  ......          --                 --                    --                    --
John J. Brennan(2)  ........          --                 --                    --                    --
Barbara Barnes  Hauptfuhrer         $933               $163               $15,000               $60,000
Robert E. Cawthorn  ........        $933               $136               $13,000               $60,000
Burton G. Malkiel  .........        $933               $108               $15,000               $60,000
Alfred M. Rankin, Jr.  .....        $933               $ 86               $15,000               $60,000
John C. Sawhill  ...........        $933               $102               $15,000               $60,000
James O. Welch, Jr.  .......        $933               $125               $15,000               $60,000
J. Lawrence Wilson  ........        $933               $ 90               $15,000               $60,000


(1) For the period reported in this table, Mr. Bogle was the Fund's Chief Executive Officer, and therefore an "Interested Trustee".

(2) As "Interested Trustees," Messrs. Bogle and Brennan receive no compensation for their service as Trustees.

(3) The amounts reported in this column reflect the total compensation paid to each Trustee for their service as Director or Trustee of 34 Vanguard Funds.


                   DESCRIPTION OF SHARES AND VOTING RIGHTS

   The Fund was organized as a Pennsylvania Trust on October 16, 1985.

   The Declaration of Trust, as amended and restated on January 15, 1986, permits the Trustees to issue an unlimited number of shares of beneficial interest, without par value, from an unlimited number of separate classes ("Portfolios") of shares. Currently, the Fund is offering shares of three Portfolios.

   The shares of the Fund are fully paid and nonassessable, except as set forth under "Shareholder and Trustee Liability," and have no preference as to conversion, exchange, dividends, retirement or other features. The shares of the Fund have no pre-emptive rights. The shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of the Fund. On any matter submitted to a vote of shareholders, all shares of the Fund then issued and outstanding and entitled to vote, irrespective of the class, shall be voted in the aggregate and not by class: except (i) when required by the Investment Company Act of 1940, shares shall be voted by individual class; and (ii) when the matter does not affect any interest of a particular class, then only shareholders of the affected class or classes shall be entitled to vote thereon.

   The Fund will continue without limitation of time, provided, however that:

       1) Subject to the majority vote of the holders of shares of the Fund outstanding, the Trustees may sell or convert the assets of the Fund to another investment company in exchange for shares of such investment company, and distribute such shares, ratably among the shareholders of the Fund.
       2) Subject to the majority vote of shares of the Fund outstanding, the Trustees may sell and convert into money the assets of the Fund and distribute such assets ratably among the shareholders of the Fund; and

   Upon completion of the distribution of the remaining proceeds or the remaining assets of any Portfolio as provided in paragraphs 1) and 2) above the Fund shall terminate and the Trustees shall be discharged of any and all further liabilities and duties hereunder and the right, title and interest of all parties shall be cancelled and discharged.

   Shareholder and Trustee Liability. Under Pennsylvania law shareholders of such a Trust may under certain circumstances, be held personally liable as partners for the obligations of the Fund. Therefore, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Trustees. The Declaration of Trust provides for indemnification out of the Fund property of any shareholder held personally liable for the obligations of the Fund. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations.

   The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

                             FINANCIAL STATEMENTS


   The Fund's financial statements for the year ended November 30, 1995, including the financial highlights for each of the five years in the period ended November 30, 1995, appearing in the Fund's 1995 Annual Report to Shareholders, and the report thereon of Price Waterhouse LLP, independent accountants, also appearing therein, are incorporated by reference in this Statement of Additional Information. The Fund's 1995 Annual Report to Shareholders is enclosed with this Statement of Additional Information. For a more complete discussion of the Fund's performance, please see the Fund's 1995 Annual Report to Shareholders, which may be obtained without charge.


         APPENDIX A-DESCRIPTION OF MUNICIPAL BONDS AND THEIR RATINGS

   Municipal Bonds--General. Municipal Bonds generally include debt obligations issued by states and their political subdivisions, and duly constituted authorities and corporations, to obtain funds to construct, repair or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets and water and sewer works. Municipal Bonds may also be issued to refinance outstanding obligations as well as to obtain funds for general operating expenses and for loan to other public institutions and facilities.


   The two principal classifications of Municipal Bonds are "general obligation" and "revenue" or "special tax" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. The Fund may also invest in tax-exempt industrial development bonds, short-term municipal obligations (rated SP-1+ of SP-1 by Standard & Poor's Corp. or MIG. by Moody's Investors Service), demand notes and tax-exempt commercial papers (rated A-1 by Standard & Poor's Corp. or P-1 by Moody's Investors Service).


   Industrial revenue bonds in most cases are revenue bonds and generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on such industrial revenue bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. Short-term municipal obligations issued by states, cities, municipalities or municipal agencies, include Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, Construction Loan Notes and Short-Term Discount Notes.

   Note obligations with demand or put options may have a stated maturity in excess of one year, but permit any holder to demand payment of principal plus accrued interest upon a specified number of days' notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer of such notes normally has a corresponding right, after a given period, to repay in its discretion the outstanding principal of the note plus accrued interest upon a specific number of days' notice to the bondholders. The interest rate on a demand note may be based upon a known lending rate, such as a bank's prime rate, and be adjusted when such rate changes, or the interest rate on a demand note may be a market rate that is adjusted at specified intervals. The demand notes in which the Fund will invest are payable on not more than one year's notice. Each note purchased by the Fund will meet the quality criteria set out above for the Fund.

   The yields of Municipal Bonds depend on, among other things, general money market conditions, conditions in the Municipal Bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of Moody's Investors Service, Inc. and Standard & Poor's Corporation represent their opinions of the quality of the Municipal Bonds rated by them. It should be emphasized that such ratings are general and are not absolute standards of quality. Consequently, Municipal Bonds with the same maturity, coupon and rating may have different yields, while Municipal Bonds of the same maturity and coupon, but with different ratings may have the same yield. It will be the responsibility of the investment management staff to appraise independently the fundamental quality of the bonds held by the Fund.

   Municipal Bonds are sometimes purchased on a "when-issued" basis meaning the Fund has committed to purchasing certain specified securities at an agreed upon price when they are issued. The period between commitment date and issuance date can be a month or more. It is possible that the securities will never be issued and the commitment canceled.

   From time to time proposals have been introduced before Congress to restrict or eliminate the Federal income tax exemption for interest on Municipal Bonds. Similar proposals may be introduced in the future. If any such proposal were enacted, it might restrict or eliminate the ability of the Fund to achieve its investment objective. In that event, the Fund's Trustees and officers would reevaluate its investment objective and policies and consider recommending to its shareholders changes in such objective and policies.

   Similarly, from time to time proposals have been introduced before State and local legislatures to restrict or eliminate the State and local income tax exemption for interest on Municipal Bonds. Similar proposals may be introduced in the future. If any such proposal were enacted, it might restrict or eliminate the ability of each Portfolio to achieve its respective investment objective. In that event, the Fund's trustees and officers would reevaluate its investment objective and policies and consider recommending to its shareholders changes in such objective and policies. (For more information please refer to "Risk Factors" on page 6.)

   Ratings. Excerpts from Moody's Investors Service, Inc.'s Municipal Bond ratings: Aaa--judged to be of the "best quality" and are referred to as "gilt edge"; interest payments are protected by a large or by an exceptionally stable margin and principal is secure; Aa--judged to be of "high quality by all standards" but as to which margins of protection or other elements make long-term risks appear somewhat larger than Aaa-rated Municipal Bonds; together with Aaa group they comprise what are generally known as "high grade bonds"; A--possess many favorable investment attributes and are considered "upper medium grade obligations." Factors giving security to principal and interest of A-rated Municipal Bonds are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future; Baa--considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured; interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time; Ba-- protection of principal and interest payments may be very moderate; judged to have speculative elements; their future cannot be considered as well-assured; B--lack characteristics of a desirable investment; assurance of interest and principal payments over any long period of time may be small; Caa--poor standing; may be in default or there may be present elements of danger with respect to principal and interest; Ca--speculative in a high degree; often in default; C--lowest rated class of bonds; issues so rated can be regarded as having extremely poor prospects for ever attaining any real investment standing.

   Description of Moody's ratings of state and municipal notes: Moody's ratings for state and municipal notes and other short-term obligations are designated Moody's Investment Grade ("MIG"). Symbols used will be as follows:
MIG-1--Best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both; MIG-2--High quality with margins of protection ample although not so large as in the preceding group.

   Description of Moody's highest commercial paper rating: Prime-1 ("P-1")--Judged to be of the best quality. Their short-term debt obligations carry the smallest degree of investment risk.

   Excerpts from Standard & Poor's Corporation's Municipal Bond ratings:
AAA--has the highest rating assigned by S&P; extremely strong capacity to pay principal and interest; AA--has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree; A--has a strong capacity to pay principal and interest, although somewhat more susceptible to the adverse changes in circumstances and economic conditions; BBB--regarded as having an adequate capacity to pay principal and interest; normally exhibit adequate protection parameters but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest than for bonds in A category; BB--B--CCC--CC--predominantly speculative with respect to capacity to pay interest and repay principal in accordance with terms of obligation; BB is being paid; D--in default, and payment of principal and/or interest is in arrears.

   The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

   Excerpt from Standard & Poor's Corporation's rating of municipal note issues: SP-1+ --very strong capacity to pay principal and interest; SP-1--strong capacity to pay principal and interest.

   Description of S&P's highest commercial papers ratings: A-1+--This designation indicates the degree of safety regarding timely payment is overwhelming. A-1--This designation indicates the degree of safety regarding timely payment is very strong.

                    APPENDIX B-MUNICIPAL LEASE OBLIGATIONS


   Each Portfolio may invest in municipal lease obligations. Such securities will be treated as liquid (excluding short-term obligations) under the following guidelines have been established by the Board of Trustees:


       1. The obligation has been rated "investment grade" by at least one NRSRO and is considered to be investment grade by the investment adviser.
       2. The obligation is secured by payments from a governmental lessee which is generally recognized and has debt obligations which are actively traded by a minimum of five broker/dealers.
       3. At least $25 million of the lessee debt is outstanding either in a single transaction or on parity, and owned by a minimum of five institutional investors.
       4. The investment adviser has determined that the obligation, or a comparable lessee security, trades in the institutional marketplace at least periodically, with a bid/offer spread of 20 basis points or less.
       5. The governmental lessee has a full faith and credit general obligation rating of at least "A-" as published by at least one NRSRO or as determined by the investment adviser. If the lessee is a state government, the general obligation rating must be at least BAA1, BBB+, or equivalent, as determined above.
       6. The projects to be financed by the obligation are determined to be critical to the lessee's ability to deliver essential services.
       7. Specific legal features such as covenants to maintain the tax-exempt status of the obligation, covenants to make lease payments without the right of offset or counterclaim, covenants to return leased property to the lessor in the event of non-appropriation, insurance policies, debt service reserve fund, are present.
       8. The lease must be "triple net" (i.e.--lease payments are net of property maintenance, taxes and insurance).
       9. If the lessor is a private entity, there must be a sale and absolute assignment of rental payments to the trustee, accompanied by a legal opinion from recognized bond counsel that lease payments would not be considered property of the lessor's estate in the event of lessor's bankruptcy.

                                    PART C

                      VANGUARD CALIFORNIA TAX-FREE FUND

                              OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

   (a) Financial Statements


   The Registrant's audited Financial Statements for the year ended November 30, 1995, including Price Waterhouse LLP's report thereon, are incorporated by reference in the Statement of Additional Information, from the Registrant's 1995 Annual Report to Shareholders which has been filed with the Commission. The financial statements of each Portfolio included in the Annual Report are:
   1. Statement of Net Assets as of November 30, 1995
   2. Statement of Operations for the year ended November 30, 1995
   3. Statement of Changes in Net Assets for the years ended November 30, 1994 and 1995
  *4. Financial Highlights for each of the five years in the period ended
      November 30, 1995
   5. Notes to Financial Statements
   6. Report of Independent Accountants


------
* In addition, the Financial Highlights for each of the respective periods presented is included in Part A of this Registration Statement.

(b) Exhibits
   1. Articles of Incorporation
   2. By-Laws of Registrant**
   3. Not Applicable
   4. Not Applicable
   5. Not Applicable
   6. Not Applicable
   7. Reference is made to the section entitled "Management of the Fund" in the Registrant's Statement of Additional Information
   8. Form of Custody Agreement**
   9. Form of Vanguard Service Agreement**
  10. Opinion of Counsel**
  11. Consent of Independent Accountants*
  12. Financial Statements--reference is made to (a) above
  13. Not Applicable
  14. Not Applicable
  15. Not Applicable
  16. Schedule for Computation of Performance Quotations*
  27. Financial Data Schedule*

------
 * Filed herewith.
** Previously filed.

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

   Registrant is not controlled by or under common control with any person. The officers of the Registrant, the investment companies in The Vanguard Group of Investment Companies and The Vanguard Group, Inc. are identical. Reference is made to the caption "Management of the Fund" in the Prospectus constituting Part A and in the Statement of Additional Information constituting Part B of this Registration Statement.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES


   As of November 30, 1995 the number of shareholders of each portfolio of the Fund was as follows:

Money Market Portfolio ................     18,645
Long-Term Insured Portfolio ...........     17,361
Insured intermediate-Term Portfolio ...      3,716


ITEM 27. INDEMNIFICATION

   Reference is made to Article XI of Registrant's Articles of Incorporation.

   Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

   Investment advisory services are provided to the Registrant on an at-cost basis by The Vanguard Group, Inc., a jointly-owned subsidiary of the Registrant and the other Funds in the Group. See the information concerning The Vanguard Group set forth in Parts A and B.

ITEM 29. PRINCIPAL UNDERWRITERS

   (a) None

   (b) Not Applicable

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

   The books, accounts and other documents required by Section 31(a) under the Investment Company Act and the rules promulgated thereunder will be maintained in the physical possession of Registrant; Registrant's Transfer Agent, The Vanguard Group, Inc. c/o The Vanguard Financial Center, Valley Forge, Pennsylvania 19482; and the Registrant's Custodian, CoreStates Bank, N.A., Philadelphia, PA.

ITEM 31. MANAGEMENT SERVICES

   Other than the Amended and Restated Funds' Service Agreement with The Vanguard Group, Inc. which was previously filed as Exhibit 9(c) and described in Part B hereof under "Management of the Fund;" the Registrant is not a party of any management-related service contract.

ITEM 32. UNDERTAKINGS

   Annual meetings of shareholders will not be held except as required by the Investment Company Act of 1940 ("1940 Act") or other applicable law. Registrant undertakes to comply with the provisions of Section 16(c) of the 1940 Act in regard to shareholders' rights to call a meeting of shareholders for the purpose of voting on the removal of Directors and to assist in shareholder communications in such matters, to the extent required by law.

   Registrant hereby undertakes to provide an Annual Report to Shareholders or prospective investors, free of charge, upon request.

   Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Valley Forge and the Commonwealth of Pennsylvania, on the 25th day of March, 1996.


                                        VANGUARD CALIFORNIA TAX-FREE FUND

                                        By           (SIGNATURE)
                                          -------------------------------------
                                                (Raymond J. Klapinsky)
                                                    John C. Bogle*,
                                                       Chairman


    Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

         Signature                           Title                        Date
 --------------------------   -----------------------------------   -----------------

By:    (SIGNATURE)
   ------------------------   John C. Bogle*, Chairman                March 25, 1996
  (Raymond J. Klapinsky)      of the Board and Trustee


By:    (SIGNATURE)
   ------------------------   John J. Brennan*,                       March 25, 1996
  (Raymond J. KLapinsky)      Chief Executive Officer,
                              President and Trustee

By:    (SIGNATURE)
   ------------------------
  (Raymond J. Klapinsky)      Robert E. Cawthorn*, Trustee            March 25, 1996

By:    (SIGNATURE)
   ------------------------
  (Raymond J. Klapinsky)      Barbara B. Hauptfuhrer*,                March 25, 1996
                              Trustee

By:    (SIGNATURE)
   ------------------------   Burton G. Malkiel*, Trustee             March 25, 1996
  (Raymond J. Klapinsky)

By:    (SIGNATURE)
   ------------------------   Alfred M. Rankin, Jr.*, Trustee         March 25, 1996
  (Raymond J. Klapinsky)

By:    (SIGNATURE)
   ------------------------   John C. Sawhill*, Trustee               March 25, 1996
  (Raymond J. Klapinsky)

By:    (SIGNATURE)
   ------------------------   James O. Welch, Jr.*, Trustee           March 25, 1996
  (Raymond J. Klapinsky)

By:    (SIGNATURE)
   ------------------------
  (Raymond J. Klapinsky)      J. Lawrence Wilson*, Trustee            March 25, 1996

By:    (SIGNATURE)            Richard F. Hyland*, Treasurer and       March 25, 1996
  -------------------------   Principal Financial Officer and
  (Raymond J. Klapinsky)      Accounting Officer



By:/s/ Raymond J. Klapinsky
  -------------------------
  (Raymond J. Klapinsky)      Raymond J. Klapinsky*                   March 25, 1996
                                Secretary

------
* By Power of Attorney--See File Number 2-14336, January 23, 1990. Incorporated by Reference.

                              INDEX TO EXHIBITS

Consent of Independent Accountants................................... EX-99.B11
Schedule for Computation of Performance Quotations................... EX-99.B16
Financial Data Schedule..............................................     EX-27